[front cover]

May 31, 2000

AMERICAN CENTURY(reg.sm)
Semiannual Report

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International Growth
International Discovery
Emerging Markets
Global Growth

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American
Century

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Get Investment Insight with Fund Advisor*
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[left margin]

    INTERNATIONAL GROWTH
    (TWIEX)
--------------------------------
    INTERNATIONAL DISCOVERY
    (TWEGX)
--------------------------------
    EMERGING MARKETS
    (TWMIX)
--------------------------------
    GLOBAL GROWTH
    (TWGGX)
--------------------------------

TURN TO THE INSIDE BACK COVER OF THIS REPORT TO SEE A LIST OF AMERICAN CENTURY FUNDS CLASSIFIED BY OBJECTIVE AND RISK.


A world of opportunity for business retirement plans.
--------------------------------------------------------------------------------

   If you're looking for a new investment opportunity for your company's retirement plan, American Century's international funds may be a great place to start. These funds seek out investments in some of the fastest-growing companies in the world. As part of a balanced retirement plan portfolio, international funds can be a very rewarding choice over time.

   One of our Business Retirement Specialists can help you add an international fund to your existing plan, or advise you on setting up a new plan that's right for you. Call us toll-free to learn more: 1-877-726-2368 ext. 9302, weekdays from 7 a.m. to 5:30 p.m. Central time.


Our Message to You
--------------------------------------------------------------------------------

[photo of James E. Stowers III and James E. Stowers, Jr.]

James E. Stowers III, seated, with James E. Stowers, Jr.

     The six months ended May 31, 2000, rewarded investors in American Century's global and international equity funds with double-digit returns. All four funds outperformed their benchmarks.

     A major shift in investor sentiment occurred during the period. At the start, growth stocks -- especially those of Internet- and telecommunications-related technology companies -- led the U.S. and most international markets higher. Later, though, concerns about inflation, rising interest rates, and rich technology-stock valuations sparked a sudden and powerful move into other stock sectors. The tech-heavy Nasdaq Composite Index lost more than 25% in one week in early April, which rippled through most international equity markets, causing our funds to give back some of their gains.

     We're also proud to announce that American Century's fund performance reports, like this one, earned the Communications Seal from DALBAR, Inc., an independent financial services research firm. They commended us for meeting investors' needs with an attractive document that's easy to read and understand. DALBAR also ranked the American Century Web site fifth among the 25 mutual fund company sites it rated, based on functionality, ease of use, and editorial content.

     We're also pleased to provide investors with two new investment tools. Fund Advisor,(1) an online advice engine, is designed to give impartial guidance in choosing the right no-load mutual funds to meet your financial goals.(2) And American Century is the program manager for Learning Quest(reg.sm), an educational savings program launched by the state of Kansas on July 1 that allows parents to invest tax-deferred to meet higher education costs. The summer issue of the American Century investor newsletter provides more details on these tools.

     As always, we appreciate your continued confidence in American Century.

Sincerely,

/signature/                           /signature/
James E. Stowers, Jr.                 James E. Stowers III
Chairman of the Board and Founder     Vice Chairman of the Board and
                                      Chief Executive Officer

(1)  Patent pending.

(2) American Century does not receive sales commissions or direct compensation for recommending any fund, although it may receive management, service, or other fees from funds recommended through Fund Advisor. These arrangements are described in Acumation Inc.'s Form ADV Part II.


[right margin]

                               Table of Contents

   Report Highlights ......................................................    2
   Market Perspective .....................................................    3

INTERNATIONAL GROWTH
   Performance Information ................................................    4
   Management Q&A .........................................................    5
   Schedule of Investments ................................................    8

INTERNATIONAL DISCOVERY
   Performance Information ................................................   11
   Management Q&A .........................................................   12
   Schedule of Investments ................................................   15

EMERGING MARKETS
   Performance Information ................................................   18
   Management Q&A .........................................................   19
   Schedule of Investments ................................................   22

GLOBAL GROWTH
   Performance Information ................................................   25
   Management Q&A .........................................................   26
   Schedule of Investments ................................................   29

FINANCIAL STATEMENTS
   Statements of Assets and
      Liabilities .........................................................   32
   Statements of Operations ...............................................   33
   Statements of Changes
      in Net Assets .......................................................   34
   Notes to Financial
      Statements ..........................................................   36
   Financial Highlights ...................................................   42

OTHER INFORMATION
   Share Class and Retirement
      Account Information .................................................   53
   Background Information
      Portfolio Managers ..................................................   54
      Investment Philosophy
         and Policies .....................................................   54
      How Currency Returns Affect
         Fund Performance .................................................   54
      Comparative Indices .................................................   55
   Glossary ...............................................................   56


                                                www.americancentury.com      1


Report Highlights
--------------------------------------------------------------------------------

MARKET PERSPECTIVE

* The six-month period ended May 31, 2000, was marked by a powerful shift in investor sentiment. As the period opened, growth stocks, especially those of technology-oriented companies, continued to lead many international markets. Toward the end of the period, though, higher U.S. interest rates and uneasiness about rich valuations across the technology sector led investors to move en masse into other areas. As a result, many international markets moved lower.

INTERNATIONAL GROWTH

* International Growth gained 10.80% during the six months ended May 31, 2000, significantly outperforming its benchmark, the Morgan Stanley Capital International EAFE Index, which rose just 0.61%.

* Wireless telecommunications and electrical equipment companies were among International Growth's strongest performers. Companies in both groups benefited from explosive, worldwide growth in wireless communications and the demand for greater bandwidth capacity on the Internet.

INTERNATIONAL DISCOVERY

* International Discovery was up 14.82% for the six months, far surpassing its benchmark, the Morgan Stanley Capital International EAFE Index, which gained 0.61%.

* Internet service providers, computer hardware makers, and electrical equipment companies were among the top contributors to performance. Positions in health care and biotech companies also provided a boost, as did financial services companies driven by the new American-style capitalism and equity culture in many international markets.

EMERGING MARKETS

* Emerging Markets gained 11.39% during the period, outperforming its benchmark, the Morgan Stanley Capital International Emerging Markets Free Index, which increased just 0.18%.

* Emerging Markets capitalized on the strength of semiconductor companies, which were among its top performers for the period. This group was buoyed by the favorable outlook for this area, which is expected to remain steady, even in the face of a possible economic slowdown.

* Developments in Russia overshadowed many other emerging markets during the period. Sentiment about the Russian economy and political system suddenly turned positive, and favorable economic conditions there gave rise to attractive opportunities for the fund.

GLOBAL GROWTH

* Global Growth posted a solid gain of 15.16% during the period, outpacing its benchmark, the Morgan Stanley Capital International World Free Index, which rose 1.90%.

* A diverse group of stocks contributed to performance, including companies involved in high-speed fiber-optic communications, television, and telecommunications. Domestic contributors included energy companies and computer hardware firms.

* Holdings of financial services companies, the fund's second-largest sector position, also boosted returns, as European demand for such services increased amidst sweeping pension reform.

{left margin]

                             INTERNATIONAL GROWTH(1)
                                     (TWIEX)
       TOTAL RETURNS:                          AS OF 5/31/00
          6 Months                                    10.80%(2)
          1 Year                                      48.27%
       INCEPTION DATE:                                5/9/91
       NET ASSETS:                              $5.1 billion(3)

                           INTERNATIONAL DISCOVERY(1)
                                     (TWEGX)
       TOTAL RETURNS:                          AS OF 5/31/00
          6 Months                                    14.82%(2)
          1 Year                                      63.12%
       INCEPTION DATE:                                4/1/94
       NET ASSETS:                              $2.3 billion(3)

                               EMERGING MARKETS(1)
                                     (TWMIX)
       TOTAL RETURNS:                          AS OF 5/31/00
          6 Months                                    11.39%(2)
          1 Year                                      44.57%
       INCEPTION DATE:                               9/30/97
       NET ASSETS:                            $158.3 million(3)

                                GLOBAL GROWTH(1)
                                     (TWGGX)
       TOTAL RETURNS:                          AS OF 5/31/00
          6 Months                                    15.16%(2)
          1 Year                                      61.77%
       INCEPTION DATE:                               12/1/98
       NET ASSETS:                            $450.0 million(3)

(1) Investor Class.

(2) Not annualized.

(3) Includes Investor, Advisor, and Institutional classes.

Investment terms are defined in the Glossary on pages 56-57.


2      1-800-345-2021


Market Perspective from Henrik Strabo
--------------------------------------------------------------------------------

[photo of Henrik Strabo]

Henrik Strabo, Chief Investment Officer of international investments at American Century

PERFORMANCE OVERVIEW

     Our international and global funds performed well during the six months ended May 31, 2000. Extreme volatility characterized the markets, so managing the funds presented some additional challenges. During the first half of the period, stocks benefited from an optimistic outlook, particularly for the technology and telecommunications sectors, which carried most indices to new highs. Around the middle of March, a general discomfort about the strength of economic activity gave rise to concerns about higher interest rates. The U.S. Federal Reserve and other central banks around the world actually tightened monetary policy, which resulted in fears of a global economic slowdown.

     Each one of our four equity funds was able to navigate the changing tides of the foreign markets and posted total returns well ahead of their respective benchmark indices, as measured by Morgan Stanley Capital International. In addition, all the funds performed well relative to their peer group averages.

     Although periods of volatility in the markets are disconcerting, we manage our portfolios with the objective of producing strong performance over the long haul. We focus our efforts on researching and investing in companies that can formulate and execute solid business plans that either keep them in, or propel them to, leadership positions in their industries. At the same time, we are keenly interested in seeing that candidates for the portfolios display superior earnings growth. Finally, we search for evidence that these companies embrace the technological developments that allow them to stay ahead of the pack.

THE GLOBAL FREEDOM MACHINE

     One such development is what we call the Global Freedom Machine. The convergence of wireless telecommunication and the Internet has created a class of companies that is revolutionizing the way we interact. We are moving away from the personal computer and entering the era of mobile computing and communication. This is enabling millions of people in Japan and Europe to shop, trade securities, bank and buy airline tickets using just their mobile phones. As you review this report, you will see this theme represented in each fund's portfolios.

     In conclusion, we would like to assure you that the team working on these funds is entirely focused on continuing to provide solid investment performance.

[right margin]

"EACH ONE OF OUR FOUR EQUITY FUNDS WAS ABLE TO NAVIGATE THE CHANGING TIDES OF THE FOREIGN MARKETS AND POSTED TOTAL RETURNS WELL AHEAD OF THEIR RESPECTIVE BENCHMARK INDICES, AS MEASURED BY MORGAN STANLEY CAPITAL INTERNATIONAL."

MARKET RETURNS
FOR THE SIX MONTHS ENDED MAY 31, 2000

MSCI EAFE                         0.61%
MSCI EMERGING MARKETS FREE        0.18%
MSCI WORLD FREE                   1.90%

Source: Lipper Inc.

MARKET PERFORMANCE (GROWTH OF $1.00)
FOR THE SIX MONTHS ENDED MAY 31, 2000

[data for line chart]

                MSCI EAFE     MSCI EMF     MSCI World Free
11/30/1999        $1.00        $1.00            $1.00
12/31/1999        $1.09        $1.13            $1.08
1/31/2000         $1.02        $1.13            $1.02
2/29/2000         $1.05        $1.15            $1.02
3/31/2000         $1.09        $1.15            $1.09
4/30/2000         $1.03        $1.05            $1.05
5/31/2000         $1.01        $1.00            $1.02

Value on 5/31/00
MSCI EAFE           $1.01
MSCI EMF            $1.00
MSCI World Free     $1.02


                                              www.americancentury.com      3


International Growth--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF MAY 31, 2000

                           INVESTOR CLASS                 ADVISOR CLASS               INSTITUTIONAL CLASS
                         (INCEPTION 5/9/91)            (INCEPTION 10/2/96)            (INCEPTION 11/20/97)

                     INTERNATIONAL                INTERNATIONAL                   INTERNATIONAL
                        GROWTH       MSCI EAFE        GROWTH        MSCI EAFE         GROWTH        MSCI EAFE

6 MONTHS(1)             10.80%         0.61%          10.56%           0.61%          10.92%          0.61%
1 YEAR                  48.27%        17.14%          47.75%          17.14%          48.62%         17.14%
===================================================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS                 23.33%        10.75%          23.03%          10.75%            --             --
5 YEARS                 22.09%        10.08%            --              --              --             --
LIFE OF FUND            17.50%         9.01%(2)       24.83%          10.76%(3)       27.72%         15.02%(4)

(1)  Returns for periods less than one year are not annualized.

(2) Since 4/30/91, the date nearest the class's inception for which data are available.

(3) Since 9/30/96, the date nearest the class's inception for which data are available.

(4) Since 11/30/97, the date nearest the class's inception for which data are available.

See pages 53-56 for information about share classes, the MSCI EAFE Index, and returns.

GROWTH OF $10,000 OVER LIFE OF FUND

$10,000 investment made 5/9/91

Value on 5/31/00
International Growth      $43,100
MSCI EAFE                 $21,895

[data for mountain chart below]

               International Growth        MSCI EAFE
Date                  Value                  Value
5/9/1991             $10,000                $10,000
6/30/1991             $9,784                 $9,362
9/30/1991            $10,431                $10,164
12/31/1991           $11,014                $10,335
3/31/1992            $11,642                 $9,108
6/30/1992            $12,348                 $9,300
9/30/1992            $11,838                 $9,441
12/31/1992           $11,547                 $9,077
3/31/1993            $12,541                $10,165
6/30/1993            $13,069                $11,187
9/30/1993            $13,921                $11,929
12/31/1993           $16,472                $12,032
3/31/1994            $15,872                $12,453
6/30/1994            $16,086                $13,089
9/30/1994            $16,664                $13,102
12/31/1994           $15,687                $12,969
3/31/1995            $15,170                $13,210
6/30/1995            $16,048                $13,306
9/30/1995            $16,905                $13,861
12/31/1995           $17,552                $14,422
3/31/1996            $17,958                $14,839
6/30/1996            $18,815                $15,074
9/30/1996            $18,860                $15,054
12/31/1996           $20,084                $15,293
3/31/1997            $21,194                $15,053
6/30/1997            $24,070                $17,007
9/30/1997            $24,978                $16,888
12/31/1997           $24,044                $15,566
3/31/1998            $28,360                $17,856
6/30/1998            $30,268                $18,045
9/30/1998            $24,838                $15,481
12/31/1998           $28,616                $18,679
3/31/1999            $28,976                $18,939
6/30/1999            $30,648                $19,420
9/30/1999            $31,755                $20,272
12/31/1999           $47,057                $23,717
3/31/2000            $49,170                $23,690
5/31/2000            $43,100                $21,895

The graph at left shows the growth of a $10,000 investment over the life of the fund, while the graph below shows the fund's year-by-year performance. The MSCI EAFE Index is provided for comparison in each graph. Index performance is based on returns since 4/30/91, the date nearest the class's inception for which data are available. International Growth's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the MSCI EAFE Index do not. The graphs are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see the Total Returns table above). Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

ONE-YEAR RETURNS OVER LIFE OF FUND (PERIODS ENDED MAY 31)

[data for bar chart below]

              International Growth        MSCI EAFE Index
Date                 Return                   Return
5/31/1991*            1.96%                    1.05%
5/31/1992            23.43%                   -3.37%
5/31/1993             5.79%                   16.40%
5/31/1994            22.72%                   13.57%
5/31/1995            -2.89%                    4.93%
5/31/1996            17.13%                   10.67%
5/31/1997            23.36%                    7.54%
5/31/1998            30.30%                   11.11%
5/31/1999            -2.85%                    4.36%
5/31/2000            48.27%                   17.14%

* From 5/9/91 to 5/31/91.


4      1-800-345-2021


International Growth--Q&A
--------------------------------------------------------------------------------

[photo of Mark Kopinski and Henrik Strabo]

     An interview with Mark Kopinski and Henrik Strabo, portfolio managers on the International Growth team.

HOW DID INTERNATIONAL GROWTH PERFORM FOR THE SIX MONTHS ENDED MAY 31, 2000?

     International Growth gained 10.80% for the period, well ahead of the 0.61% increase posted by its benchmark, the Morgan Stanley Capital International EAFE Index.* The fund easily outdistanced its peers, as well. The 684 international funds tracked by Lipper Inc. delivered an average return of 2.25%.

     For the year ended May 31, 2000, International Growth gained 48.27%, versus 17.14% for the EAFE Index, and the 25.62% average for 649 international funds tracked by Lipper. The fund has especially rewarded long-term shareholders, providing an average annual return of 22.09% over the past five years, versus a 12.16% average for 266 peers tracked, and 10.08% for its benchmark.

BEFORE DISCUSSING YOUR INVESTMENTS, COULD YOU OUTLINE THE STRATEGY THAT ENABLED YOU TO OUTPERFORM YOUR BENCHMARK AND PEERS?

     Our investment philosophy centers on owning successful, fast-growing businesses. In fact, the most attractive company to us is one whose revenues and earnings are growing at an accelerating rate. Equally important, we want solid evidence that a company is able to sustain its growth, and we do extensive fundamental research and analysis to convince ourselves on this point. In 1999, American Century's international investment team visited more than 1,400 companies, meeting face-to-face with top management. That's possible when you have a determined staff of investment professionals who speaks a total of 13 languages.

TURNING TO YOUR PORTFOLIO, WHAT WERE SOME OF INTERNATIONAL GROWTH'S MOST SUCCESSFUL INVESTMENTS DURING THE PERIOD?

     One top-performing stock (up 128%) was Sweden's Skandia Forsakrings AB, the Nordic region's largest insurer and a major U.S. distributor of variable annuities--investment contracts that pay income during retirement. Skandia distributes its packaged financial services, including Web sites and financial planning software, primarily through investment advisors. The company doubled its first-quarter profits from a year earlier.

     Alcatel Alsthom Compagnie Generale (up 54%), a French telecommunications equipment company that progressed into our top-10 holdings, has been a successful investment for us. Alcatel recently acquired Newbridge Networks, a Canadian manufacturer of network communications systems and products that has been steadily adding to its franchise of switched telecommunications equipment over the past two years.

     After recovering from difficulties in 1998, Alcatel has been transforming itself into a leading provider of packet-based Internet and wireless equipment. The company has a dominant market share in central office equipment, as

* All fund returns referenced in this interview are for Investor Class shares.

[right margin]

"OUR INVESTMENT PHILOSOPHY CENTERS ON OWNING SUCCESSFUL, FAST-GROWING BUSINESSES. IN FACT, THE MOST ATTRACTIVE COMPANY TO US IS ONE WHOSE REVENUES AND EARNINGS ARE GROWING AT AN ACCELERATING RATE."

PORTFOLIO AT A GLANCE
                              5/31/00           11/30/99
NO. OF COMPANIES                113               137
MEDIAN MARKET                  $14.5             $13.4
   CAPITALIZATION             BILLION           BILLION
PORTFOLIO TURNOVER            57%(1)            117%(2)
EXPENSE RATIO (FOR
   INVESTOR CLASS)           1.20%(3)           1.27%

(1)    Six months ended 5/31/00.

(2)    Year ended 11/30/99.

(3)    Annualized.

Investment terms are defined in the Glossary on pages 56-57.


                                                 www.americancentury.com      5


International Growth--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

well as in the market for the modem used in digital subscriber line (DSL) services that are rapidly being introduced to provide high-speed Internet access to homes in the United States and Europe.

     We also were pleased with our investment in an Israeli-based company, Check Point Software Technologies Ltd., (up 165%). This firm provides "firewall" software that guards computer networks against intrusion. Its shares got a boost after the "I Love You" virus crippled e-mail systems worldwide and highlighted the need for computer network security.

WHAT IS BEHIND YOUR SIGNIFICANT INVESTMENTS IN COMPANIES INVOLVED WITH VARIOUS ASPECTS OF WIRELESS COMMUNICATIONS?

     We're very excited about the investment opportunities arising from the marriage of wireless communications and the Internet. Our travel abroad has shown us that the global community is rushing toward what some have called "ubiquitous communication," made possible by a mobile Internet.

     Most Americans access the Internet with a desktop PC, but in Europe and Japan, the mobile phone is increasingly the medium of choice. In our eyes, mobile telephony is the ultimate "Global Freedom Machine," enabling people to communicate whenever they want to and wherever they may be, not just when they are sitting at their computers.

     The mobile information society is an everyday reality in other countries. Take Finland, for example. This country of five million people has three million cell phones, and Finns do more than just talk on them. They send lots of e-mail messages--500 million of them last year.

     We have invested in several companies at the forefront of this cordless, Internet-linked communications revolution, beginning with Finland's Nokia Corp. Cl A, virtually the founder of mobile communications and the world's leading producer of cellular phones. Nokia is feverishly working to double the production capacity of its main plant in Texas. The step-up is necessary as the number of wireless subscribers worldwide, estimated at 500 million, has been doubling every 20 months!

     Another top-10 holding, Ericsson (L.M.) Telephone Co. ADR, is an important wireless investment. Ericsson is among the companies developing "third generation" wireless technology that will enable networks to carry broadband communications such as videoconferencing and multimedia. This technology has the potential to change the entire concept of a telephone number. Soon, numbers will be associated with people, not locations. One will be able to make and receive calls anywhere in the world with the same cellular handset and the same number.

ALMOST 20% OF THE FUND IS INVESTED IN COMPANIES INVOLVED IN ELECTRICAL EQUIPMENT. WHERE DID YOU FIND GROWTH IN THAT GROUP?

     A number of our investments in this area make electrical components used in communications networks or personal computers. Two of note are Canada's Nortel Networks Corp., and Korea-based Samsung Electronics. Nortel is a leading maker of equipment for high-speed data networks. Samsung Electronics is one of the world's largest producer of DRAM (memory) chips for personal computers. It is also a leader in technology for liquid crystal displays (LCDs) used in notebook computers and hand-held devices.

[left margin]

TOP TEN HOLDINGS
                                % OF FUND INVESTMENTS
                              AS OF               AS OF
                             5/31/00            11/30/99
VODAFONE
   AIRTOUCH PLC               3.3%                1.2%
SKANDIA
   FORSAKRINGS AB             2.6%                1.4%
NORTEL
   NETWORKS CORP.             2.1%                1.7%
NOKIA CORP. CL A ADR          2.1%                1.5%
VIVENDI                       1.9%                1.7%
ERICSSON (L.M.)
   TELEPHONE CO. ADR          1.7%                0.5%
PHILLIPS ELECTRONICS
   N.V. NEW YORK
   SHARES                     1.6%                1.2%
SAMSUNG ELECTRONICS           1.6%                1.2%
SIEMENS AG                    1.6%                0.7%
ALCATEL ALSTHOM
   COMPAGNIE
   GENERALE                   1.6%                 --


TOP FIVE SECTORS
                               % OF FUND INVESTMENTS
                             AS OF                AS OF
                            5/31/00             11/30/99
TECHNOLOGY                   26.6%               21.2%
TELECOMMUNICATIONS           14.9%               25.4%
FINANCIAL                    14.4%               10.6%
COMMERCIAL SERVICES          10.0%               15.0%
CONSUMER SERVICES             8.9%                6.3%


6      1-800-345-2021


International Growth--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

WHAT ARE SOME OTHER COMPANIES THAT CONTRIBUTED TO YOUR RESULTS?

     We added to our investment in one of Germany's best-known industrial companies, Siemens AG. This conglomerate provides products ranging from locomotives and automotive electronics to medical equipment and household appliances. Siemens is shaping a new industrial environment by bringing information technology into the factory, whether in the form of Internet links between customers and suppliers, or software aimed at improving or streamlining industrial processes.

     We are also taken with the Swiss multinational, ABB Ltd., one of the world's biggest electrical engineering companies. ABB is applying information technology to pursuits such as power transmission, factory automation, and energy exploration. Its earnings grew 24% in 1999.

WHAT HOLDINGS DID NOT LIVE UP TO  YOUR EXPECTATIONS?

     One was NTT Data Corp., the data systems development arm of Japan's Nippon Telegraph & Telephone Corp. NTT Data does computer networking and systems integration for big companies and government entities. We sold the stock, a reasonably large position at 1.6% of assets, when orders for the company's services appeared to be slowing. We also learned that the company was intent on becoming an Internet service provider. This represented a late move into an extremely competitive area -- a move we felt might threaten earnings.

     Hennes & Mauritz AB, the leading clothing retailer in Europe, lost value during the first quarter as a result of slowing sales on the Continent and expansion costs when the company recently opened its first store in New York.

WHAT'S YOUR OUTLOOK FOR THE NEXT  SIX MONTHS?

     Rising interest rates in the United States and overseas are setting a tone of volatility and uncertainty in many international markets. Our jobs become more challenging in times like these. Again and again, we put each company we own under a microscope to ensure that the fundamentals that led us to buy the stock are still in place and that the company is in position to sustain its growth. Our disciplined approach, coupled with our extensive research and analysis, is designed to lead us to individual companies around the world that can grow into the foreseeable future. We try to own the best possible set of companies, regardless of the economic climate.

[right margin]

TYPES OF INVESTMENTS IN  THE PORTFOLIO
================================================================================
                                                  AS OF MAY 31, 2000
COMMON STOCKS                                           89.7%
TEMPORARY CASH INVESTMENTS                               9.3%
PREFERRED STOCKS                                         1.0%

[pie chart]

================================================================================
                                                AS OF NOVEMBER 30, 1999
COMMON STOCKS                                           98.6%
TEMPORARY CASH INVESTMENTS                               0.7%
PREFERRED STOCKS                                         0.7%

[pie chart]

INVESTMENTS BY COUNTRY
                              % OF FUND INVESTMENTS
                        AS OF               AS OF
                       5/31/00            11/30/99
U.K.                    15.0%               15.7%
FRANCE                  13.4%               11.1%
UNITED STATES(1)        12.5%                4.8%
JAPAN                   11.8%               26.8%
SWEDEN                   8.3%                4.7%
SWITZERLAND              5.9%                3.5%
NETHERLANDS              5.2%                7.1%
ITALY                    4.7%                3.4%
OTHER                   23.2%               22.9%

(1)    Includes temporary cash investments.


                                                 www.americancentury.com      7


International Growth--Schedule of Investments
--------------------------------------------------------------------------------

MAY 31, 2000 (UNAUDITED)

Shares                     ($ in Thousands)                     Value
--------------------------------------------------------------------------------

COMMON STOCKS -- 89.7%

AUSTRALIA -- 1.1%

   1,338,700  News Corp. Ltd. (The) ADR                      $     60,995
                                                        ------------------------

CANADA -- 3.1%

   1,132,100  Celestica Inc.(1)                                    52,713
   2,021,700  Nortel Networks Corp.                               109,804
                                                        ------------------------
                                                                         162,517
                                                        ------------------------

DENMARK -- 2.5%
     437,350  ISS A/S(1)                                           31,777
     431,239  Novo Nordisk A/S Cl B                                71,579
     388,200  Tele Danmark A/S                                     27,476
                                                        ------------------------
                                                                         130,832
                                                        ------------------------

FINLAND -- 3.8%
   2,095,700  Nokia Corp. Cl A ADR                                108,976
   1,472,777  Sonera Group Oyj                                     74,790
     510,320  Tieto Corp. Cl B                                     19,997
                                                        ------------------------
                                                                         203,763
                                                        ------------------------

FRANCE -- 13.4%
   1,506,714  Alcatel Alsthom
                 Compagnie Generale                                83,558
     247,635  Altran Technologies SA                               55,813
     312,900  Aventis SA                                           20,396
     443,731  Axa                                                  65,566
     251,100  Business Objects S.A. ADR(1)                         20,088
      72,771  Cap Gemini SA                                        13,672
     235,530  Carrefour SA                                         16,707
     208,030  Pinault-Printemps-Redoute SA                         44,883
      27,900  Sagem SA New Shares                                  32,850
     905,200  Societe Generale Cl A                                52,359
      84,000  Societe Television Francaise 1                       54,204
   1,246,600  STMicroelectronics N.V.
                 New York Shares                                   74,640
     450,900  Suez Lyonnaise des Eaux                              75,903
     929,927  Vivendi                                             100,012
                                                        ------------------------
                                                                         710,651
                                                        ------------------------

GERMANY -- 3.5%

      94,561  Consors Discount Broker AG                            8,857
     325,554  EM.TV & Merchandising AG                             21,875
      99,591  Intershop Communications AG(1)                       40,422
      85,331  Marschollek Lautenschlaeger
                 und Partner AG                                    30,085
     581,500  Siemens AG                                           85,494
                                                        ------------------------
                                                                         186,733
                                                        ------------------------

HONG KONG -- 2.4%
   8,988,000  China Telecom (Hong Kong) Ltd.(1)                    67,187
   2,700,000  Citic Pacific Ltd.                                   12,855
   4,008,200  Hutchison Whampoa Limited                            46,293
                                                        ------------------------
                                                                         126,335
                                                        ------------------------


Shares                     ($ in Thousands)                    Value
--------------------------------------------------------------------------------

ISRAEL -- 1.0%

     295,800  Check Point Software
                 Technologies Ltd.(1)                        $     55,592
                                                        ------------------------

ITALY -- 4.7%
   3,366,100  Alleanza Assicurazioni                               38,846
  12,445,532  Banca Intesa S.p.A.                                  49,233
   1,835,816  Mediaset SpA                                         28,500
   2,032,000  Mediolanum SpA                                       31,165
   1,539,700  Mondadori (Arnoldo) Editore SpA                      35,494
   3,987,500  Telecom Italia SpA                                   55,191
     204,018  Tiscali SpA(1)                                       10,170
                                                        ------------------------
                                                                         248,599
                                                        ------------------------

JAPAN -- 11.8%
     591,000  Canon, Inc.                                          27,170
       1,943  Fuji Television Network, Inc.                        29,535
   4,551,000  Hitachi Ltd.                                         56,271
     365,000  Hoya Corp.                                           33,797
         844  Japan Telecom Co. Ltd.                               37,002
     756,000  Kao Corporation                                      22,913
      38,200  Keyence Corporation                                  11,419
     200,800  KYOCERA CORP.                                        33,277
   2,245,000  Nomura Securities Co., Ltd.                          51,396
       1,325  NTT Mobile Communications
                 Network, Inc.                                     34,141
     648,000  PIONEER CORP.                                        19,760
     136,700  Ryohin Keikaku Co. Limited                           19,880
   2,347,000  Sharp Corporation                                    42,202
     281,400  Sony Corp.                                           25,430
     418,000  Takeda Chemical Industries, Ltd.                     28,476
     406,000  Tokyo Electron Ltd.                                  55,317
   6,882,000  Toshiba Corp.                                        66,339
     686,000  Toyota Motor Corp.                                   31,092
                                                        ------------------------
                                                                         625,417
                                                        ------------------------

MEXICO -- 1.3%
     271,000  Grupo Televisa S.A. GDR(1)                           15,091
   1,113,500  Telefonos de Mexico, S.A. Cl L ADR                   54,214
                                                        ------------------------
                                                                          69,305
                                                        ------------------------

NETHERLANDS -- 5.2%
     315,600  ASM Lithography Holding N.V.
                 New York Shares(1)                                11,273
   1,776,300  Getronics N.V.                                       29,818
     633,213  ING Groep N.V.                                       37,965
   1,976,880  Phillips Electronics N.V.
                 New York Shares                                   87,353
     400,800  Royal Dutch Petroleum Co.
                 New York Shares                                   25,025
     515,884  United Pan-Europe
                 Communications NV(1)                              13,398
   1,399,080  VNU N.V.                                             71,571
                                                        ------------------------
                                                                         276,403
                                                        ------------------------


8        1-800-345-2021                       See Notes to Financial Statements


International Growth--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)

MAY 31, 2000 (UNAUDITED)

Shares                     ($ in Thousands)                     Value
--------------------------------------------------------------------------------

PORTUGAL -- 0.4%
   1,396,882  Telecel-Comunicacaoes Pessoais, SA             $     22,731
                                                        ------------------------

SOUTH KOREA -- 1.6%
     314,338  Samsung Electronics                                  85,716
                                                        ------------------------

SPAIN -- 1.5%
     444,168  Sogecable, S.A.(1)                                   16,491
   2,968,465  Telefonica S.A.(1)                                   61,074
                                                        ------------------------
                                                                          77,565
                                                        ------------------------

SWEDEN -- 8.3%
   2,154,336  Assa Abloy AB Cl B(1)                                41,581
     427,200  Atlas Copco AB Cl A                                   9,199
     271,069  Atlas Copco AB Cl B                                   6,048
   4,400,300  Ericsson (L.M.) Telephone Co. ADR                    90,069
     734,300  Hennes & Mauritz AB Cl B                             18,597
     397,075  Modern Times Group
                 MTG AB Cl B(1)                                    17,831
     461,095  NetCom Systems AB Cl B(1)                            32,666
   5,195,113  Nordic Baltic Holding AB                             34,486
   2,262,500  Securitas AB Cl B                                    52,882
   5,365,700  Skandia Forsakrings AB                              137,686
                                                        ------------------------
                                                                         441,045
                                                        ------------------------

SWITZERLAND -- 5.9%
     640,239  ABB Ltd.                                             79,725
      38,943  Adecco SA                                            30,832
     368,780  Credit Suisse Group                                  69,048
      12,295  Julius Baer Holding AG                               44,213
      34,339  Novartis AG                                          50,823
      29,445  Swatch Group AG (The) Cl B                           36,141
                                                        ------------------------
                                                                         310,782
                                                        ------------------------

UNITED KINGDOM -- 15.0%
   4,348,158  Amvescap Plc                                         57,120
   1,248,300  Barclays PLC                                         32,516
   3,181,979  Cable & Wireless plc                                 53,144
   1,130,440  Capita Group Plc                                     25,315
  16,626,349  Centrica plc                                         60,269
   2,745,800  CMG plc                                              38,374
     867,033  COLT Telecom Group plc(1)                            30,637
   1,824,800  Compass Group PLC                                    20,473
   3,562,028  Diageo plc                                           30,519
     675,034  Energis plc(1)                                       25,683
   4,500,700  Hays plc                                             25,281
   1,233,362  Logica plc                                           33,051
   3,776,500  Misys plc                                            32,640
     869,091  Pearson plc                                          26,245
   1,623,800  Prudential Corporation PLC                           24,603
   2,650,208  SEMA Group plc                                       36,998
     561,200  Shire Pharmaceuticals Group PLC(1)                    8,322
   5,048,710  TeleWest Communications plc(1)                       20,570
  38,098,873  Vodafone AirTouch PLC                               174,058
   3,041,300  WPP Group plc                                        37,037
                                                        ------------------------
                                                                         792,855
                                                        ------------------------

Shares/Principal Amount    ($ in Thousands)                     Value
--------------------------------------------------------------------------------

UNITED STATES -- 3.2%

     404,700  Amdocs Ltd.(1)                                 $     25,066
     367,800  Comverse Technology, Inc.(1)                         33,619
     428,716  JDS Uniphase Corp.(1)                                37,727
     123,580  NTL Inc.(1)                                           7,307
   1,370,900  Tyco International Ltd.                              64,518
                                                        ------------------------
                                                                         168,237
                                                        ------------------------

TOTAL COMMON STOCKS                                             4,756,073
                                                        ------------------------
   (Cost $3,664,819)

PREFERRED STOCKS -- 1.0%

BRAZIL -- 0.9%
 205,840,000  Petroleo Brasileiro S.A.                             48,014
                                                        ------------------------

GERMANY -- 0.1%
     190,000  SAP AG ADR                                            8,146
                                                        ------------------------

TOTAL PREFERRED STOCKS                                             56,160
                                                        ------------------------
   (Cost $49,207)

TEMPORARY CASH INVESTMENTS -- 9.3%

     $50,000  FHLB Discount Notes,
                 6.29%, 6/7/00(2)                                  49,946

      50,000  FHLB Discount Notes,
                 6.30%, 6/16/00(2)                                 49,866

      50,000  FHLB Discount Notes,
                 6.32%, 6/21/00(2)                                 49,810

      50,000  FNMA Discount Notes,
                 6.50%, 6/14/00(2)                                 49,885

 Repurchase Agreement, BA Security
    Services, Inc., (U.S. Treasury obligations),
    in a joint trading account at 6.34%,
    dated 5/31/00, due 6/1/00
    (Delivery value $17,803)                                       17,800

 Repurchase Agreement, Deutsche Bank,
    (U.S. Treasury obligations), in a
    joint trading account at 6.34%,
    dated 5/31/00, due 6/1/00
    (Delivery value $251,144)                                     251,100

 Repurchase Agreement, Morgan Stanley
    Group, Inc., (U.S. Treasury obligations),
    in a joint trading account at 6.30%,
    dated 5/31/00, due 6/1/00
    (Delivery value $22,304)                                       22,300
                                                        ------------------------

TOTAL TEMPORARY CASH INVESTMENTS                                  490,707
                                                        ------------------------
   (Cost $490,726)

TOTAL INVESTMENT SECURITIES -- 100.0%                            $5,302,940
                                                        ========================
   (Cost $4,204,752)


See Notes to Financial Statements                www.americancentury.com      9


International Growth--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)

MAY 31, 2000 (UNAUDITED)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

                                ($ in Thousands)
    Contracts         Settlement                            Unrealized
      to Sell            Date               Value              Gain
--------------------------------------------------------------------------------
11,431,943,201 JPY      6/30/00           $106,521            $1,285
                                  ==============================================

(Value on Settlement Date $107,806)

MARKET SECTOR DIVERSIFICATION
                                                     As a Percentage of Total
                                                           Investment Securities
COMMERCIAL SERVICES                                             10.0%
CONSUMER SERVICES                                                8.9%
CONSUMER (CYCLICAL)                                              5.1%
CONSUMER (NON-CYCLICAL)                                          1.0%
ENERGY                                                           1.4%
FINANCIAL                                                       14.4%
HEALTH CARE                                                      4.0%
INDUSTRIALS                                                      1.8%
TEMPORARY CASH INVESTMENTS                                       9.3%
TECHNOLOGY                                                      26.6%
TELECOMMUNICATIONS                                              14.9%
UTILITY                                                          2.6%

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt
FHLB = Federal Home Loan Bank
FNMA = Federal National Mortgage Association
GDR = Global Depositary Receipt
JPY = Japanese Yen
(1) Non-income producing.
(2) Rate disclosed is the yield to maturity at purchase.


10        1-800-345-2021                      See Notes to Financial Statements


International Discovery--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF MAY 31, 2000

                             INVESTOR CLASS                   ADVISOR CLASS              INSTITUTIONAL CLASS
                           (INCEPTION 4/1/94)              (INCEPTION 4/28/98)            (INCEPTION 1/2/98)

                       INTERNATIONAL                  INTERNATIONAL                   INTERNATIONAL
                         DISCOVERY      MSCI EAFE       DISCOVERY       MSCI EAFE       DISCOVERY      MSCI EAFE

6 MONTHS(1)                14.82%          0.61%          14.73%           0.61%          14.96%          0.61%
1 YEAR                     63.12%         17.14%          62.79%          17.14%          63.43%         17.14%
=======================================================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS                    30.54%         10.75%            --              --              --             --
5 YEARS                    29.58%         10.08%            --              --              --             --
LIFE OF FUND               24.83%          9.58%          29.84%          9.87%(2)        37.41%         15.16%

(1)  Returns for periods less than one year are not annualized.

(2) Since 4/30/98, the date nearest the class's inception for which data are available.

See pages 53-56 for information about share classes, the MSCI EAFE Index, and returns.

GROWTH OF $10,000 OVER LIFE OF FUND

$10,000 investment made 4/1/94

Value on 5/31/00
International Discovery    $39,171
MSCI EAFE                   $17,582

[data for mountain chart below]

               International Discovery        MSCI EAFE
Date                    Value                   Value
4/1/1994               $10,000                 $10,000
6/30/1994              $10,760                 $10,511
9/30/1994              $11,420                 $10,522
12/31/1994             $10,760                 $10,414
3/31/1995              $10,100                 $10,608
6/30/1995              $11,020                 $10,685
9/30/1995              $11,800                 $11,131
12/31/1995             $11,825                 $11,582
3/31/1996              $12,931                 $11,916
6/30/1996              $14,480                 $12,105
9/30/1996              $14,561                 $12,089
12/31/1996             $15,513                 $12,281
3/31/1997              $16,714                 $12,088
6/30/1997              $18,295                 $13,657
9/30/1997              $19,792                 $13,562
12/31/1997             $18,224                 $12,500
3/31/1998              $21,958                 $14,339
6/30/1998              $23,590                 $14,491
9/30/1998              $18,893                 $12,432
12/31/1998             $21,478                 $15,000
3/31/1999              $22,713                 $15,208
6/30/1999              $25,811                 $15,595
9/30/1999              $26,843                 $16,279
12/31/1999             $40,498                 $19,045
3/31/2000              $48,784                 $19,024
5/31/2000              $39,171                 $17,582

The graph at left shows the growth of a $10,000 investment over the life of the fund, while the graph below shows the fund's year-by-year performance. The MSCI EAFE Index is provided for comparison in each graph. International Discovery's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the MSCI EAFE Index do not. The graphs are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see the Total Returns table above). Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

ONE-YEAR RETURNS OVER LIFE OF FUND (PERIODS ENDED MAY 31)

[data for bar chart below]

              International Discovery        MSCI EAFE Index
Date                   Return                    Return
5/31/1994*             9.80%                      3.64%
5/31/1995             -2.37%                      4.93%
5/31/1996             33.00%                     10.67%
5/31/1997             23.42%                      7.54%
5/31/1998             36.97%                     11.11%
5/31/1999             -0.37%                      4.36%
5/31/2000             63.12%                     17.14%

* From 4/1/94 to 5/31/94.


                                                www.americancentury.com      11


International Discovery--Q&A
--------------------------------------------------------------------------------

[photo of Brian Brady, Henrik Strabo, and Mark Kopinski]

     An interview with Brian Brady, Henrik Strabo, and Mark Kopinski, portfolio managers on the International Discovery team.

HOW DID INTERNATIONAL DISCOVERY PERFORM FOR THE SIX MONTHS ENDED MAY 31, 2000?

     International Discovery performed well for the period, gaining 14.82%.* Its return significantly outdistanced its benchmark, the Morgan Stanley Capital International EAFE Index, which was up just 0.61%. The fund also outperformed most of its peers. The 75 international small-cap funds tracked by Lipper during this period had an average return of 7.92%.

     Longer-term, the fund gained a remarkable 63.12% for the year ended May 31, 2000, versus 17.14% for the EAFE, and a 52% average return for its 72 peers tracked during this period. For the five years ended on the same date, International Discovery posted an average annual return of 29.58%, versus an average of 18.21% for its 15 Lipper peers, and 10.08% for its benchmark.

BEFORE DISCUSSING YOUR INVESTMENTS, COULD YOU OUTLINE THE STRATEGY THAT HELPED YOU OUTPERFORM YOUR INDEX AND PEERS?

     We follow a disciplined investment approach that seeks to identify successful, well-managed companies around the world that are experiencing strong growth. The words "around the world" are important: our success is based on building the portfolio one company at a time with the best businesses we can find, no matter where they may be. Just as importantly, our staff conducts extensive investigation and analysis to make sure these businesses are capable of sustaining the growth that led us to them in the first place. In fact, in 1999, our staff, who speaks a total of 13 languages, visited more than 1,400 companies, meeting face-to-face with top management.

TURNING TO YOUR PORTFOLIO, WHAT WERE SOME OF INTERNATIONAL DISCOVERY'S MOST SUCCESSFUL INVESTMENTS?

     Our top contributor was Tiscali S.p.A. (up 234%). The firm, which is Italy's first free Internet service provider, has 2.1 million subscribers, up 31% from just three months ago. Even after the general technology decline throughout March, April, and May, Tiscali's shares are up 12-fold since they started trading last October.

     Switzerland's Logitech International S.A. (up 150%), is the world's top computer "mouse" maker, and was also a strong contributor. This company has pioneered the cordless keyboard and PC video cameras. Logitech has experienced six consecutive quarters of record revenues.

     Another successful investment (up 150%) was Vestas Wind Systems A/S, a Danish producer of wind turbines. There is a push across Europe to move to "green electricity" (generated through renewable energy sources such as wind and wave power), and Vestas is a major producer in a market that expanded almost 40% in 1999.

* All fund returns referenced in this interview are for Investor Class shares.

[left margin]

"IN 1999, OUR STAFF, WHO SPEAKS A TOTAL OF 13 LANGUAGES, VISITED MORE THAN 1,400 COMPANIES, MEETING FACE-TO-FACE WITH TOP MANAGEMENT."

PORTFOLIO AT A GLANCE
                                5/31/00           11/30/99
NO. OF COMPANIES                  138               168
MEDIAN MARKET                    $1.28             $1.10
   CAPITALIZATION               BILLION           BILLION
PORTFOLIO TURNOVER              50%(1)            110%(2)
EXPENSE RATIO (FOR
   INVESTOR CLASS)             1.35%(3)           1.55%

(1)    Six months ended 5/31/00.

(2)    Year ended 11/30/99.

(3)    Annualized.

Investment terms are defined in the Glossary on pages 56-57.


12    1-800-345-2021


International Discovery--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

TECHNOLOGY-ORIENTED COMPANIES ACCOUNT FOR MORE THAN 30% OF THE FUND. WHAT'S YOUR PERSPECTIVE ON THESE INVESTMENTS IN LIGHT OF THE STEEP CORRECTION THEY UNDERWENT?

     Foreign markets, especially in Europe, reacted to the technology stock meltdown in the United States, and tech stocks were pretty much hurt across the board. Investors particularly appeared to lose patience with unseasoned or untested high-tech companies, those with no earnings. Our approach is designed to lead us to technology businesses that are successful today, with strong fundamentals. Not only do we think they provide the best opportunities for long-term results, but it has been our experience that successful, growing businesses--in and out of technology--often snap back the fastest after a broad market decline.

WHAT ARE SOME INVESTMENTS THAT  ILLUSTRATE THIS PHILOSOPHY?

     Take Singulus Technologies (up 86%), a position we initiated during the period. This German company provides equipment for makers of digital videodiscs, or DVDs. It is a key supplier of technology that seems destined to be the next step in electronic equipment used for personal entertainment. Along those lines, we also own shares of Kudelski SA, a Swiss electrical equipment company that provides conditional access software for set-top cable boxes that will allow people to buy things they see on TV with the swipe of a card.

     Demand for laptop computers and liquid crystal display (LCD) monitors is growing rapidly in the workplace, and makers of these products are increasing their production capacity. That's why we've invested in Orbotech Ltd., an Israeli company making equipment to detect flaws in high-end LCD screens during the production process.

     None of the technology firms in our portfolio are immune to sudden changes in investor sentiment--no stock is. The key, though, is that the companies we own are involved in technological advances that seem logical and inevitable. We believe that helps position them to rebound strongly from downturns that are a normal part of the investment process.

WHAT ARE OTHER INVESTMENT THEMES THAT PROPELLED THE FUND DURING THE PERIOD?

     We have a portion of International Discovery devoted to financial services companies. The most noteworthy is our largest investment, the German financial services company, Marschollek, Lautenschlaeger und Partner AG (MLP). We've owned stock in this company, which is Germany's largest independent insurance broker, since 1994, and it continues to be a bright spot in the portfolio. MLP rewarded us over the six months with a 76% increase.

     Entrium Direct Bankers AG, a new holding in International Discovery, is benefiting from the growing popularity of the Internet in Germany, Europe's largest economy. Entrium is a pioneering, independent telebank offering online banking services, brokerage loans, mutual funds, and credit cards. It conducts business by telephone, by mail, and increasingly over the Internet to customers in Germany and Austria. Its shares have doubled since an initial public offering last September on Germany's Neuer Market.

     These and similar financial services holdings are benefiting from the American-like "equity culture" that is sweeping across Europe. Ordinary citizens are investing increasingly in capital markets across the Continent.

[right margin]

TOP TEN HOLDINGS
                                   % OF FUND INVESTMENTS
                                 AS OF               AS OF
                                5/31/00            11/30/99
MARSCHOLLEK,
   LAUTENSCHLAEGER
   UND PARTNER AG                4.4%                3.6%
VESTAS WIND
   SYSTEMS A/S                   2.8%                1.1%
HAVAS ADVERTISING SA             2.2%                2.5%
ORBOTECH LTD.                    2.0%                1.0%
SHIRE
   PHARMACEUTICALS
   GROUP PLC                     1.9%                0.8%
GFI INFORMATIQUE                 1.9%                1.4%
LOGITECH
   INTERNATIONAL S.A.            1.8%                0.4%
GRUPPO EDITORIALE
   L'ESPRESSO                    1.8%                1.4%
AMDOCS LTD.                      1.7%                1.2%
SINGULUS TECHNOLOGIES            1.6%                 --


TOP FIVE SECTORS
                                   % OF FUND INVESTMENTS
                                 AS OF               AS OF
                                5/31/00            11/30/99
TECHNOLOGY                      32.0%               17.8%
COMMERCIAL SERVICES             12.1%               22.9%
FINANCIAL                       10.3%               10.3%
CONSUMER SERVICES                9.9%               10.5%
HEALTH CARE                      7.5%                3.9%


                                                www.americancentury.com      13


International Discovery--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

Until recently, one invested through a bank in Europe, or one did not invest. Now, faced with funding their own retirements in the wake of widespread government pension reform, millions of Europeans are turning to true financial services providers.

WHAT ARE SOME OTHER COMPANIES THAT CONTRIBUTED TO YOUR RESULTS?

     Not every change in the workplace is technological. In Germany, new government policies allow companies to hire people without having to give them permanent jobs. That shift has created a demand for temporary, highly skilled workers such as financial experts and engineers. Many are being provided by a company whose shares we own called DIS Deutscher Industrie Service AG. These kinds of workers command a high price, which companies are willing to pay in the short term because they are saving money in the long run.

     Our positions in health care companies gave the fund a boost near the end of the period. In the United Kingdom, Shire Pharmaceuticals Group PLC has developed a drug called Reminyl that slows the progress of Alzheimer's disease. It has received approval for distribution in Sweden and soon expects similar approval in the rest of Europe. We also own stock in QLT Inc. This Canadian biotech company, along with its U.S. partner, CIBA Vision Corp., began sales in the United States of its eye-treatment product, Visudyne. This light-activated treatment is used to treat macular degeneration, a disease that robs people of their sight. The product is injected intravenously, then activated by shining light into the eye.

WHICH STOCKS PERFORMED BELOW YOUR EXPECTATIONS?

     Eidos plc, the United Kingdom-based maker of video games such as "Tomb Raider," announced in March that the sale of new titles had slowed and that it was delaying the issue of new games. Eidos is Europe's largest maker of video games, but its share price is down dramatically in 2000. We sold the position in late January following indications that Eidos' growth would not meet our expectations.

     We were also disappointed by Icon Medialab International AB, the Swedish Internet consultant. The company suffered losses--the size of which surprised the market--as it quickly expanded abroad to attract big clients. Icon helps clients such as the Coca-Cola Co., set up and manage Web sites.

WHAT ARE YOUR PLANS FOR INTERNATIONAL DISCOVERY FOR THE REMAINDER OF 2000?

     We will continue practicing the same investment philosophy we have in the past. That includes taking into account the kinds of changes that swept across international markets last spring, while not being carried away by them. International Discovery targets companies with solid fundamentals and strong earnings, but even those weren't immune to the insecurity that gripped markets in March, April, and May. We have been through periods like this before. In our view, the best way to negotiate times of market volatility and uncertainty is by owning the types of firms our strategy is designed to lead us to: successful, growing companies with solid management. We believe this practice will continue to reward all of us as shareholders.

[left margin]

TYPES OF INVESTMENTS IN  THE PORTFOLIO

================================================================================
                                                   AS OF MAY 31, 2000
COMMON STOCKS                                            86.5%
TEMPORARY CASH INVESTMENTS                                8.5%
PREFERRED STOCKS                                          5.0%

[pie chart]

================================================================================
                                                AS OF NOVEMBER 30, 1999
COMMON STOCKS                                            92.6%
TEMPORARY CASH INVESTMENTS                                2.5%
PREFERRED STOCKS AND RIGHTS                               4.9%

[pie chart]

INVESTMENTS BY COUNTRY
                             % OF FUND INVESTMENTS
                          AS OF                AS OF
                         5/31/00             11/30/99
GERMANY                   18.3%               13.4%
U.K.                      11.6%               13.6%
UNITED STATES(1)          11.4%                7.2%
FRANCE                    10.8%                9.0%
SWITZERLAND                8.6%                4.9%
CANADA                     5.3%                6.0%
NETHERLANDS                4.7%                4.3%
ITALY                      4.2%                4.1%
SWEDEN                     4.0%                2.7%
OTHERS                    21.1%               34.8%

(1)    Includes temporary cash investments.


14      1-800-345-2021


International Discovery--Schedule of Investments
--------------------------------------------------------------------------------

MAY 31, 2000 (UNAUDITED)

Shares                     ($ in Thousands)                     Value
--------------------------------------------------------------------------------

COMMON STOCKS -- 86.5%

AUSTRALIA -- 0.5%
   2,217,448  Austar United
                 Communications Limited(1)                  $       6,727
   6,046,298  Davnet Limited(1)                                     4,845
                                                        ------------------------
                                                                          11,572
                                                        ------------------------

BELGIUM -- 0.7%

     153,574  Telinfo NV                                           15,957
                                                        ------------------------

CANADA -- 5.3%
     462,600  Biovail Corp. International(1)                       21,858
     664,100  Celestica Inc.(1)                                    30,922
   1,281,300  CGI Group Inc.(1)                                    15,608
     860,000  Dimethaid Research Inc.(1)                            6,429
     429,900  MGI Software Corp.(1)                                 5,165
     647,500  QLT PhotoTherapeutics Inc.(1)                        31,766
     340,500  Royal Group Technologies Ltd.(1)                      7,341
                                                        ------------------------
                                                                         119,089
                                                        ------------------------

DENMARK -- 3.8%
     145,300  Falck A/S                                            22,115
   1,748,154  Vestas Wind Systems A/S                              64,165
                                                        ------------------------
                                                                          86,280
                                                        ------------------------

EGYPT -- 0.5%
     295,652  Egyptian Mobile Phone Network(1)                     12,146
                                                        ------------------------

FINLAND -- 1.0%
     467,700  Comptel Plc                                           8,315
     562,884  Data Fellows Oyj(1)                                   5,817
     444,993  Stonesoft Oyj(1)                                      7,075
     133,622  Talentum Oyj                                            981
                                                        ------------------------
                                                                          22,188
                                                        ------------------------

FRANCE -- 10.8%
      43,040  A Novo                                               10,264
      77,318  Altran Technologies SA                               17,426
     194,600  Business Objects S.A. ADR(1)                         15,568
     182,351  Clarins                                              17,889
      40,740  Devoteam SA(1)                                        3,959
     338,677  Elior(1)                                              4,118
     213,311  FI System(1)                                         10,164
     162,592  Galeries Lafayette                                   30,411
     261,067  GFI Informatique                                     42,116
   2,264,740  Havas Advertising SA                                 49,879
     554,445  Integra-Net SA(1)                                     8,452
       9,128  NRJ SA                                                5,037
     262,403  Riber SA(1)                                           4,025
      47,655  Self Trade(1)                                           405
      11,290  SR Teleperformance                                    3,648
     276,772  Transiciel SA                                        21,496
                                                        ------------------------
                                                                         244,857
                                                        ------------------------


Shares                     ($ in Thousands)                    Value
--------------------------------------------------------------------------------

GERMANY -- 13.9%
      10,017  ADVA AG Optical Networking                    $       5,199
      58,174  Aixtron AG                                           14,961
     284,318  Dialog Semiconductor plc(1)                          13,826
     247,328  Direkt Anlage Bank AG(1)                              8,535
     136,046  DIS Deutscher Industrie Service AG                   16,413
     635,938  Entrium Direct Bankers AG(1)                         30,629
      65,963  Epcos AG(1)                                           8,072
     718,577  Fantastic Corp.(1)                                    9,509
     212,313  Heyde AG Beratung Software(1)                        31,967
      89,877  Intershop Communications AG(1)                       36,479
     610,904  Kamps AG                                             16,283
      97,614  PrimaCom AG(1)                                        4,285
     291,356  SCM Microsystems, Inc.(1)                            20,708
     369,628  Singulus Technologies(1)                             36,987
     214,399  Software AG(1)                                       19,008
     100,729  Tecis Holding AG                                     12,717
     195,107  Telesens AG(1)                                        8,589
     148,299  Thiel Logistik AG(1)                                  9,431
     118,478  Tiscon Infosystems AG(1)                             11,745
                                                        ------------------------
                                                                         315,343
                                                        ------------------------

GREECE -- 0.8%
     553,880  Folli-Follie Abee                                    12,232
     378,700  Maillis                                               5,288
                                                        ------------------------
                                                                          17,520
                                                        ------------------------

INDIA -- 1.3%
     509,240  Satyam Computer                                      29,038
                                                        ------------------------

IRELAND -- 0.7%
     382,900  CBT Group Public
                 Limited Co. ADR(1)                                16,201
                                                        ------------------------

ISRAEL -- 2.4%
      68,700  AudioCodes Ltd.(1)                                    5,017
      35,900  Gilat Satellite Networks Ltd.(1)                      2,902
     544,100  Orbotech Ltd.(1)                                     46,045
                                                        ------------------------
                                                                          53,964
                                                        ------------------------

ITALY -- 4.2%
       1,693  Bipop-Carire SPA                                     15,409
     215,046  Buffetti SpA                                          4,203
     492,310  Class Editori S.p.A.                                  7,551
   3,140,741  Gruppo Editoriale L'Espresso                         41,709
     505,841  Tiscali SpA(1)                                       25,214
                                                        ------------------------
                                                                          94,086
                                                        ------------------------

JAPAN -- 3.7%
      42,000  Colin Corp.                                           3,620
      48,100  Dentsu Tec Inc.                                       5,127
      47,517  Fancl Corp.                                           4,360
      61,000  Fast Retailing Co. Ltd.                              25,980
     231,300  Shinkawa Ltd.                                        10,827
     171,200  Sunkus & Associates Inc.                              5,316
      18,000  TOHOKU PIONEER CORP.(1)                               1,168


See Notes to Financial Statements            www.americancentury.com        15


International Discovery--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)

MAY 31, 2000 (UNAUDITED)

Shares                     ($ in Thousands)                     Value
--------------------------------------------------------------------------------

     200,000  Yamada Denki                                   $     15,942
     148,000  Yushin Precision Equipment
                 Co., Ltd.                                         11,756
                                                        ------------------------
                                                                          84,096
                                                        ------------------------

MEXICO -- 0.9%
   3,063,600  Corporacion Interamericana
                 de Entretenimiento S.A. Cl B(1)                   12,216
     588,400  Grupo Iusacell S.A.
                 de C.V. Series L ADR(1)                            7,796
                                                        ------------------------
                                                                          20,012
                                                        ------------------------

NETHERLANDS -- 4.7%
     322,200  ASR Verzekeringsgroep N.V.                           16,723
     375,944  Computer Services
                 Solutions Holding NV                               9,792
     483,041  CSM NV                                               10,164
     192,959  Exact Holding NV(1)                                   9,393
     300,524  Fox Kids Europe NV(1)                                 4,005
     280,052  Fugro N.V.                                           15,688
     240,508  Kempen & Company NV                                  10,301
     126,932  OpenTV Corp.(1)                                       5,732
      96,100  QIAGEN N.V.(1)                                       14,484
     100,609  Van der Moolen Holding N.V.                           4,888
     132,866  Versatel Telecom International NV(1)                  4,809
                                                        ------------------------
                                                                         105,979
                                                        ------------------------

NORWAY -- 2.4%
     326,300  Petroleum Geo-Services ASA ADR(1)                     6,220
   1,173,200  Tandberg ASA(1)                                      21,318
   1,138,400  Tomra Systems ASA                                    24,144
     626,433  Visma ASA(1)                                          3,524
                                                        ------------------------
                                                                          55,206
                                                        ------------------------

POLAND -- 0.2%
     97,347  Softbank S.A.                                         4,031
                                                        ------------------------

SINGAPORE -- 1.3%
   4,378,000  Datacraft Asia Limited                               30,427
                                                        ------------------------

SOUTH AFRICA -- 0.2%
   2,724,007  Ixchange Technology
                 Holdings Limited(1)                                5,287
                                                        ------------------------

SOUTH KOREA -- 0.1%
     216,228  Insung Information                                    2,824
                                                        ------------------------

SWEDEN -- 4.0%
     593,701  Arkivator AB                                         14,903
     669,854  Framfab AB(1)                                         9,827
   1,678,450  IBS AB(1)                                             9,550
     174,509  Information Highway AB(1)                             8,244
   1,644,957  Mandator AB                                          16,792
     297,335  Modern Times Group
                 MTG AB Cl B(1)                                    13,352
     150,209  Proffice AB Cl B(1)                                   4,525
     508,273  Sigma AB Cl B                                        14,460
                                                        ------------------------
                                                                          91,653
                                                        ------------------------


Shares                     ($ in Thousands)                    Value
--------------------------------------------------------------------------------

SWITZERLAND -- 8.6%
      35,658  Charles Voegele Holding AG(1)                 $       6,994
       3,530  Disetronic Holding AG                                22,650
     147,388  Gretag Imaging Group                                 28,034
       2,904  Kudelski SA(1)                                       32,408
      71,415  Logitech International S.A.(1)                       41,812
     151,000  Mettler-Toledo International, Inc.(1)                 5,917
       9,664  PubliGroupe S.A.                                      6,836
       8,372  Straumann AG                                         10,450
      48,500  Swisslog Holding AG                                  22,645
       7,677  Vontobel Holding AG Cl B                             16,610
                                                        ------------------------
                                                                         194,356
                                                        ------------------------

UNITED KINGDOM -- 11.6%
   2,402,700  Baltimore Technologies plc(1)                        16,376
     135,664  Bookham Technology plc(1)                             6,249
     443,800  BTG Plc(1)                                            5,468
     538,100  Capital Radio plc                                    10,236
     698,993  Fibernet Group plc(1)                                15,574
     642,400  Independent Energy
                 Holdings plc ADR(1)                               14,293
      86,295  London Bridge Software
                 Holdings plc                                         808
   2,287,800  Man (E D & F) Group plc                              17,374
   2,753,620  Manchester United Plc                                13,405
   2,437,896  Matalan PLC                                          19,062
     100,000  NDS Group plc ADR(1)                                  6,625
     731,873  NXT plc(1)                                            9,318
     272,138  Oxford GlycoSciences Plc(1)                           5,952
   1,050,830  Parthus Technologies plc(1)                           2,526
   3,459,347  Psion plc                                            28,396
   3,578,012  Saatchi & Saatchi plc                                16,963
   1,949,960  Sage Group plc (The)                                 18,942
   2,842,700  Shire Pharmaceuticals Group PLC(1)                   42,155
   9,746,400  SkyePharma plc(1)                                    13,577
                                                        ------------------------
                                                                         263,299
                                                        ------------------------

UNITED STATES -- 2.9%
     627,000  Amdocs Ltd.(1)                                       38,835
     201,600  UnitedGlobalCom Cl A(1)                               9,670
     672,800  Viatel, Inc.(1)                                      16,799
                                                        ------------------------
                                                                          65,304
                                                        ------------------------

TOTAL COMMON STOCKS                                             1,960,715
                                                        ------------------------
   (Cost $1,377,332)

PREFERRED STOCKS -- 5.0%

BRAZIL -- 0.6%
 915,000,000  Companhia de Transmissao
                 de Energia Eletrica Paulista(1)                    3,666
 245,873,000  Empresa Paulista de Transmissao
                 de Energia SA                                      1,938
     219,000  Tele Celular Sul Participacoes
                 SA ADR                                             7,419
                                                        ------------------------
                                                                          13,023
                                                        ------------------------


16       1-800-345-2021                    See Notes to Financial Statements


International Discovery--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)

MAY 31, 2000 (UNAUDITED)

Shares/Principal Amount    ($ in Thousands)                     Value
--------------------------------------------------------------------------------

GERMANY -- 4.4%
     208,030  Marschollek, Lautenschlaeger
                 und Partner AG                              $     98,928
                                                        ------------------------

TOTAL PREFERRED STOCKS                                            111,951
                                                        ------------------------
   (Cost $31,504)

TEMPORARY CASH INVESTMENTS -- 8.5%

     $25,000  FHLB Discount Notes,
                 6.27%, 6/1/00(2)                                  25,000
      50,000  FHLB Discount Notes,
                 6.30%, 6/16/00(2)                                 49,866
      50,000  FHLB Discount Notes,
                 6.32%, 6/21/00(2)                                 49,810

 Repurchase Agreement, BA Security
    Services, Inc., (U.S. Treasury obligations),
    in a joint trading account at 6.34%,
    dated 5/31/00, due 6/1/00
    (Delivery value $68,712)                                       68,700
                                                        ------------------------

TOTAL TEMPORARY CASH INVESTMENTS                                  193,376
                                                        ------------------------
   (Cost $193,363)

TOTAL INVESTMENT SECURITIES -- 100.0%                            $2,266,042
                                                      ==========================
   (Cost $1,602,199)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

                                ($ in Thousands)
    Contracts            Settlement                            Unrealized
      to Sell               Date                Value             Gain
--------------------------------------------------------------------------------
 1,735,748,240 JPY         6/30/00             $16,173            $195
                                        ========================================

(Value on Settlement Date $16,368)

MARKET SECTOR DIVERSIFICATION
                                                     As a Percentage of Total
                                                           Investment Securities
COMMERCIAL SERVICES                                             12.1%
CONSUMER SERVICES                                                9.9%
CONSUMER (CYCLICAL)                                              6.0%
CONSUMER (NON-CYCLICAL)                                          2.0%
ENERGY                                                           0.7%
FINANCIAL                                                       10.3%
HEALTH CARE                                                      7.5%
INDUSTRIALS                                                      7.0%
TEMPORARY CASH INVESTMENTS                                       8.5%
TECHNOLOGY                                                      32.0%
TELECOMMUNICATIONS                                               4.0%

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt
FHLB = Federal Home Loan Bank
JPY = Japanese Yen
(1) Non-income producing.
(2) Rate disclosed is the yield to maturity at purchase.


See Notes to Financial Statements               www.americancentury.com      17


Emerging Markets--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF MAY 31, 2000

                              INVESTOR CLASS                  ADVISOR CLASS               INSTITUTIONAL CLASS
                            (INCEPTION 9/30/97)            (INCEPTION 5/12/99)            (INCEPTION 1/28/99)

                          EMERGING                       EMERGING                        EMERGING
                          MARKETS        MSCI EMF        MARKETS         MSCI EMF        MARKETS       MSCI EMF

6 MONTHS(1)                11.39%          0.18%          11.23%           0.18%          11.37%          0.18%
1 YEAR                     44.57%         17.75%          44.11%          17.75%          44.80%         17.75%
=======================================================================================================================
AVERAGE ANNUAL RETURNS
LIFE OF FUND                8.80%         -3.44%          38.19%          15.65%(2)       58.40%         35.76%(3)

(1)  Returns for periods less than one year are not annualized.

(2) Since 4/30/99, the date nearest the class's inception for which data are available.

(3) Since 1/31/99, the date nearest the class's inception for which data are available.

See pages 53-56 for information about share classes, the MSCI Emerging Markets Free Index, and returns.

GROWTH OF $10,000 OVER LIFE OF FUND

$10,000 investment made 9/30/97

Value on 5/31/00
Emerging Markets    $12,520
MSCI EMF Index       $9,111

[data for mountain chart below]

                Emerging Markets       MSCI EMF Index
Date                  Value                Value
9/30/1997            $10,000              $10,000
10/31/1997            $8,480               $8,359
11/30/1997            $8,300               $8,054
12/31/1997            $8,360               $8,248
1/31/1998             $7,800               $7,601
2/28/1998             $8,700               $8,395
3/31/1998             $9,060               $8,759
4/30/1998             $9,400               $8,664
5/31/1998             $8,500               $7,477
6/30/1998             $7,800               $6,693
7/31/1998             $8,320               $6,905
8/31/1998             $6,001               $4,909
9/30/1998             $5,880               $5,220
10/31/1998            $6,500               $5,769
11/30/1998            $6,980               $6,249
12/31/1998            $6,780               $6,159
1/31/1999             $6,799               $6,060
2/28/1999             $6,640               $6,118
3/31/1999             $7,440               $6,925
4/30/1999             $8,539               $7,781
5/31/1999             $8,660               $7,736
6/30/1999             $9,759               $8,614
7/31/1999             $9,479               $8,380
8/31/1999             $9,559               $8,456
9/30/1999             $9,379               $8,170
10/31/1999            $9,879               $8,344
11/30/1999           $11,239               $9,093
12/31/1999           $13,980              $10,250
1/31/2000            $13,660              $10,311
2/29/2000            $15,439              $10,447
3/31/2000            $15,799              $10,498
4/30/2000            $13,259               $9,503
5/31/2000            $12,520               $9,111

The graph at left shows the growth of a $10,000 investment over the life of the fund, while the graph below shows the fund's year-by-year performance. The MSCI Emerging Markets Free Index is provided for comparison in each graph. Emerging Market's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the MSCI Emerging Markets Free Index do not. The graphs are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see the Total Returns table above). Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

ONE-YEAR RETURNS OVER LIFE OF FUND (PERIODS ENDED MAY 31)

[data for bar chart below]

                  Emerging Markets        MSCI EMF Index
Date                    Return                Return
5/31/1998*             -15.00%               -25.24%
5/31/1999                1.88%                 3.46%
5/31/2000               44.57%                17.75%

* From 9/30/97 to 5/31/98.


18     1-800-345-2021


Emerging Markets--Q&A
--------------------------------------------------------------------------------

[photo of Mark Kopinski and Michael Donnelly]

     An interview with Mark Kopinski and Michael Donnelly, portfolio managers on the Emerging Markets team.

HOW DID EMERGING MARKETS PERFORM DURING THE SIX MONTHS ENDED MAY 31, 2000?

     The fund performed well during this volatile period, particularly from a comparative standpoint. Emerging Markets gained 11.39%, which far outdistanced the 0.18% return of its benchmark, the Morgan Stanley Capital International Emerging Markets Free Index.*

     The fund also significantly outperformed most other emerging markets funds. The 195 emerging markets funds tracked by Lipper during the period posted an average return of just 2.93%.

     Emerging Markets looked just as impressive from a longer-term perspective. For the year ended May 31, 2000, the fund returned 44.57%. This compared favorably with the 17.75% return for the index and a 23.51% average gain for 185 emerging markets funds tracked by Lipper. Based on these figures, Emerging Markets ranked thirteenth out of the 185 funds** for the one-year period.

WHY DID EMERGING MARKETS PERFORM SO WELL COMPARED WITH ITS INDEX AND OTHER
FUNDS?

     We successfully executed our investment strategy. Our process led us to some outstanding technology companies that elevated fund performance through the beginning of March. The constant search for growing companies capable of attracting additional investor interest provided a competitive advantage.

     Even though emerging market technology stocks suffered a correction in the latter half of the six-month period (which corresponded to the decline of the Nasdaq Composite Index in the United States), the overall contribution of our technology investments we found was positive. And it is worth noting that those stocks were starting to rebound as the period ended.

WHAT CHANGES DID YOU MAKE WHEN  TECHNOLOGY STOCKS BEGAN TO CORRECT  IN MARCH?

     We did not make any major changes. In fact, it is crucial to emphasize that our commitment to our approach is just as important as the approach itself. We stayed with most of our companies because we remained convinced that they were sound investments. However, we pared back some of our positions and verified that we still had compelling reasons for sticking with each holding.

     Our commitment to technology companies may cause short-term pain, but markets do recover. The portfolio declined sharply in April, but it started to bounce back at the end of May.

CAN YOU PROVIDE US WITH A REFRESHER ON YOUR INVESTMENT STRATEGY?

     We scour the globe for companies whose earnings are growing at strong and sustainable rates. This company focus makes us bottom-up investors, rather than top-down -- we do not rely solely on economic models to tell us what countries or sectors in which to

* All fund returns referenced in this interview are for Investor Class shares. **Lipper rankings are based on average annual returns.

[right margin]

"WE SCOUR THE GLOBE FOR COMPANIES WHOSE EARNINGS ARE GROWING AT STRONG AND SUSTAINABLE RATES. THIS COMPANY FOCUS MAKES US BOTTOM-UP INVESTORS, RATHER THAN TOP-DOWN -- WE DO NOT RELY SOLELY ON ECONOMIC MODELS TO TELL US WHAT COUNTRIES OR SECTORS IN WHICH TO INVEST."

PORTFOLIO AT A GLANCE
                                 5/31/00          11/30/99
NO. OF COMPANIES                  104               120
MEDIAN MARKET                    $1.63             $1.19
   CAPITALIZATION               BILLION           BILLION
PORTFOLIO TURNOVER               85%(1)            168%(2)
EXPENSE RATIO (FOR
   INVESTOR CLASS)             2.00%(3)            2.00%

(1)    Six months ended 5/31/00.

(2)    Year ended 11/30/99.

(3)    Annualized.

Investment terms are defined in the Glossary on pages 56-57.


                                                www.americancentury.com      19


Emerging Markets--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

invest. Instead, we analyze individual companies, particularly their earnings, management, and business plans. As a group, we talked with more than 1,400 companies over the last 12 months, in most cases with the chief executive or chief financial officers. We want to own the stocks of successful, growing companies that are leaders in their fields.

WHAT WERE SOME OF THE KEY DEVELOPMENTS IN EMERGING MARKETS OVER THE LAST SIX MONTHS?

     An important development that may have been missed by U.S. investors happened in Russia, where sentiment about the political system and the economy suddenly turned positive. Two events were primarily responsible. First, the Russian people elected a Duma (Congress) that is committed to free market policies and economic reform. Second, a new Russian president, Vladimir Putin, was elected in March.

     While many news reports focused on the fact that Putin is a former KGB agent, our perception is that he is intelligent, pragmatic, and an economic reformer. The Russian people appear to be drawn to and energized by their new president.

     Favorable economic conditions have also helped. Increased sales of Russia's energy reserves -- particularly natural gas -- combined with higher energy prices, have allowed Russia to rebuild its government coffers and reduce foreign debt. As a result, Russian banks are more liquid, the economy is experiencing robust growth, the currency has stabilized, and foreign investment is returning.

     These factors raised our confidence in several growing Russian companies. We have added to the fund's Russian exposure by purchasing companies whose earnings are growing substantially in this environment. Two energy companies, Lukoil Holding and Surgutneftegaz Oil, are good examples of the types of Russian investments we are making.

DIDN'T CHANGES IN THE U.S. CAPITAL MARKETS ALSO HAVE A STRONG IMPACT ON EMERGING MARKETS?

     That is true. The Federal Reserve raised short-term interest rates by a full percentage point during the six months, which rippled around the world and helped trigger other rate increases. The resulting sharp decline in the Nasdaq Composite Index also echoed globally. The declining confidence in the strength of the U.S. economy has far-reaching implications in the emerging markets.

     However, growth opportunities still abound -- particularly in technology and telecommunications -- and many companies are still expanding and increasing their earnings.

SIMILAR TO RUSSIA, TAIWAN IS ANOTHER PLACE WHERE YOU INCREASED YOUR HOLDINGS SIGNIFICANTLY. IN FACT, IT BECAME YOUR SECOND-LARGEST COUNTRY HOLDING, BEHIND BRAZIL. WHAT WAS THE STORY THERE?

     This is a good example of where changes in country exposure do not tell the whole tale. The real story here is semiconductors.

     Stocks of semiconductor companies were among the top performers during the period. We believe the outlook for this group remains favorable, even if the economy slows. We anticipate continued high demand for chips, particularly in the expanding telecommunications sector where the barriers to market entry are high for potential competitors.

[left margin]

TOP TEN HOLDINGS
                                      % OF FUND INVESTMENTS
                                    AS OF               AS OF
                                   5/31/00            11/30/99
SAMSUNG ELECTRONICS                 2.3%                2.1%
TAIWAN
   SEMICONDUCTOR
   MANUFACTURING
    CO. LTD.                        2.1%                1.7%
UNITED
   MICROELECTRONICS
   CORP.                            2.1%                 --
PETROLEO
   BRASILEIRO S.A.                  2.1%                2.1%
AFRICAN BANK
   INVESTMENTS
   LIMITED                          2.0%                 --
ASM PACIFIC
   TECHNOLOGY LIMITED               2.0%                1.0%
YAPI VE KREDI
   BANKASI A.S.                     1.8%                1.4%
TELE NORTE LESTE
   PARTICIPACOES S.A.               1.6%                1.1%
SK TELECOM CO., LTD.                1.5%                 --
HON HAI PRECISION
   INDUSTRY                         1.4%                1.1%


TOP FIVE SECTORS
                                     % OF FUND INVESTMENTS
                                   AS OF               AS OF
                                  5/31/00            11/30/99
TECHNOLOGY                         21.3%               16.3%
TELECOMMUNICATIONS                 15.8%               17.2%
FINANCIAL                          13.4%                8.6%
BASIC MATERIALS                    11.4%               17.7%
CONSUMER (CYCLICAL)                 8.8%                8.4%


20      1-800-345-2021


Emerging Markets--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

     It happens that three leading global semiconductor companies are located in
Taiwan: United Microelectronics Corporation, Taiwan Semiconductor Manufacturing Company Ltd., and Windbond Electronics Corporation, which together represented 5.5% of the fund as of May 31.

     The fund's top holding on this date, Korea's Samsung Electronics, is also involved in semiconductor manufacturing, as well as many other businesses, including consumer electronics, mobile phones, monitors, televisions, and home appliances.

SHIFTING GEARS, WAS THERE A SITUATION WHERE YOUR PROCESS WAS NOT AS EFFECTIVE?

     Let's talk about South Africa, a case where the country exposure told a big part of the story. One of the potential risks of global investing is currency depreciation. South Africa was an example where a weakening currency affected fund returns. It did not matter how strong South African company earnings growth or stock prices were -- U.S. investors had to overcome an 11% loss for anything priced in the South African rand. The gap in interest rates between South Africa and the United States, coupled with the concern about violence in neighboring Zimbabwe, helped cause rand depreciation.

LOOKING AHEAD, WHAT IS YOUR OUTLOOK FOR THE NEXT SIX MONTHS?

     It is pretty much business as usual for us, but we are being much more selective. The Federal Reserve has shaken things up with interest rate increases. In a rising rate environment -- where any earnings shortfall tends to be punished severely by the market -- sustainability is particularly important, so we are rechecking our analysis very carefully and asking lots of tough questions. This should help us manage our downside risk in the coming months.

[right margin]

TYPES OF INVESTMENTS IN  THE PORTFOLIO

================================================================================
                                                      AS OF MAY 31, 2000
COMMON STOCKS, RIGHTS
   AND WARRANTS                                             86.2%
PREFERRED STOCKS AND RIGHTS                                  9.1%
TEMPORARY CASH INVESTMENTS                                   4.7%

[pie chart]

================================================================================
                                                   AS OF NOVEMBER 30, 1999
COMMON STOCKS, RIGHTS
   AND WARRANTS                                             92.1%
PREFERRED STOCKS
   AND WARRANTS                                              7.9%

[pie chart]

INVESTMENTS BY COUNTRY
                                 % OF FUND INVESTMENTS
                              AS OF                AS OF
                             5/31/00             11/30/99
BRAZIL                        13.1%                10.5%
TAIWAN
   (REPUBLIC OF CHINA)        11.8%                 6.9%
MEXICO                        10.8%                11.6%
SOUTH AFRICA                   8.1%                 8.4%
SOUTH KOREA                    7.7%                 6.3%
RUSSIAN FEDERATION             6.2%                 4.1%
POLAND                         4.3%                 2.2%
TURKEY                         4.3%                 3.9%
HONG KONG                      4.1%                 7.3%
OTHER                         29.6%                38.8%


                                              www.americancentury.com       21


Emerging Markets--Schedule of Investments
--------------------------------------------------------------------------------

MAY 31, 2000 (UNAUDITED)

Shares                     ($ in Thousands)                     Value
--------------------------------------------------------------------------------

COMMON STOCKS, RIGHTS & WARRANTS -- 86.2%

ARGENTINA -- 1.3%
     188,900  Banco Rio de la Plata S.A. Cl B                  $    1,243
     414,400  Siderca S.A.I.C.                                        771
                                                        ------------------------
                                                                           2,014
                                                        ------------------------

BRAZIL -- 4.0%
      70,300  Aracruz Celulose S.A. ADR                             1,178
  57,904,000  Companhia Siderurgica Nacional                        1,891
      98,600  Embratel Participacoes S.A. ADR                       2,064
     105,300  Tele Centro Oeste Celular
                 Participacoes SA ADR                               1,073
                                                        ------------------------
                                                                           6,206
                                                        ------------------------

CZECH REPUBLIC -- 0.8%
      56,500  Komercni Banka a.s.(1)                                1,220
                                                        ------------------------

EGYPT -- 1.8%
      62,400  A-Ahram Beverages Co. GDR
                 (Acquired 6/4/98-4/17/00,
                 Cost $1,094)(1)(2)                                 1,109
      41,993  Egyptian Mobile Phone Network(1)                      1,725
                                                        ------------------------
                                                                           2,834
                                                        ------------------------

ESTONIA -- 0.8%
     157,840  Hansabank Ltd.                                        1,211
                                                        ------------------------

FINLAND -- 1.2%
     117,900  Hartwall Oyj Abp                                      1,863
                                                        ------------------------

GREECE -- 2.6%
      29,250  Alpha Credit Bank                                     1,241
      79,565  Folli-Follie Abee                                     1,757
      82,900  Maillis                                               1,158
                                                        ------------------------
                                                                           4,156
                                                        ------------------------

HONG KONG -- 4.1%
   7,500,000  Angang New Steel Co. Ltd. Cl H(1)                       587
     888,000  ASM Pacific Technology Limited                        3,145
     248,000  China Telecom (Hong Kong) Ltd.(1)                     1,854
      68,200  Hutchison Whampoa Limited                               788
                                                        ------------------------
                                                                           6,374
                                                        ------------------------

HUNGARY -- 3.4%
      56,900  BorsodChem Rt.                                        1,888
     107,500  Magyar Tavkozlesi Rt.(1)                                746
      46,000  North American Bus Industries Rt.(1)                    906
      13,600  Pannonplast Rt.                                         307
      25,683  Richter Gedeon Rt.                                    1,509
                                                        ------------------------
                                                                           5,356
                                                        ------------------------

INDIA -- 3.9%
     275,000  Associated Cement
                 Companies Ltd.(1)                                    700
     122,644  ICICI Bank Ltd. ADR(1)                                1,886
       8,200  Infosys Technologies Limited                          1,286
     149,105  Larsen & Toubro Ltd.                                    632

Shares                     ($ in Thousands)                     Value
--------------------------------------------------------------------------------

   1,200,000  National Aluminium Co. Ltd.                      $    1,292
      29,000  Zee Telefilms Ltd.                                      336
                                                        ------------------------
                                                                           6,132
                                                        ------------------------

ISRAEL -- 3.0%
       9,500  AudioCodes Ltd.(1)                                      694
       8,400  Check Point Software
                 Technologies Ltd.(1)                               1,579
      10,600  Gilat Satellite Networks Ltd.(1)                        857
      19,300  Orbotech Ltd.(1)                                      1,633
                                                        ------------------------
                                                                           4,763
                                                        ------------------------

MEXICO -- 10.8%
     454,841  Cemex SA de CV Cl A                                   1,928
     486,972  Corporacion Interamericana
                 de Entretenimiento S.A. Cl B(1)                    1,942
   3,080,000  Grupo Financiero Bancomer,
                 S.A. de C.V. Cl O(1)                               1,572
   1,501,000  Grupo Financiero Banorte
                 S.A. de C.V. Cl O(1)                               2,053
      51,000  Grupo Gigante SA de CV(1)                                78
     157,000  Grupo Iusacell S.A.
                 de C.V. Series L ADR(1)                            2,080
      20,500  Grupo Televisa S.A. GDR(1)                            1,142
      45,900  Telefonos de Mexico, S.A. Cl L ADR                    2,235
     138,200  Tubos de Acero de Mexico, SA ADR                      1,866
      44,300  TV Azteca SA DE CV ADR                                  418
     770,000  Wal-Mart de Mexico SA
                 de CV Series V(1)                                  1,588
                                                        ------------------------
                                                                          16,902
                                                        ------------------------

PEOPLES REPUBLIC OF CHINA -- 2.2%
   1,573,821  Eastern Communications
                 Co., Ltd. Cl B                                     1,561
      97,500  PetroChina Co. Ltd. ADR(1)                            1,962
                                                        ------------------------
                                                                           3,523
                                                        ------------------------

PHILIPPINES -- 0.2%
   3,117,900  Music Corporation(1)                                    373
     271,294  Music Corporation Warrants(1)                            --
                                                        ------------------------
                                                                             373
                                                        ------------------------

POLAND -- 4.3%
     135,564  Elektrim Spolka Akcyjna S.A.(1)                       1,758
     289,904  Mostostal Zabrze -- Holding S.A.(1)                     854
      99,600  Polski Koncern Naftowy SA GDR
                 (Acquired 11/22/99-5/31/00,
                 Cost $1,031)(2)                                      934
      37,941  Softbank S.A.                                         1,571
     200,000  Telekomunikacja Polska S.A. GDR
                 (Acquired 10/25/99-2/17/00,
                 Cost $1,332)(1)(2)                                 1,405
      32,000  Telekomunikacja Polska S.A.(1)                          225
                                                        ------------------------
                                                                           6,747
                                                        ------------------------


22      1-800-345-2021                       See Notes to Financial Statements


Emerging Markets--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)

MAY 31, 2000 (UNAUDITED)

Shares                     ($ in Thousands)                     Value
--------------------------------------------------------------------------------

RUSSIAN FEDERATION -- 6.2%

      33,000  Gorkovsky Auto Plant
                 (GAZ) Rights(1)                               $    1,077
      28,400  Lukoil Holding ADR                                    1,569
     210,000  Norilsk Nickel(1)                                     1,937
     105,200  Rostelecom ADR                                        1,598
     114,100  Surgutneftegaz ADR(1)                                 1,647
     143,000  Unified Energy Systems ADR                            1,966
                                                        ------------------------
                                                                           9,794
                                                        ------------------------

SINGAPORE -- 1.1%
     256,000  Datacraft Asia Limited                                1,779
                                                        ------------------------

SOUTH AFRICA -- 8.1%
   1,572,172  African Bank Investments Limited(1)                   3,165
      77,500  Compagnie Financiere Richemont
                 AG Depositary Receipts                             1,912
      65,300  Coronation Holdings Limited                           1,048
     260,000  Dimension Data Holdings Ltd.(1)                       1,813
      32,800  Impala Platinum Holdings Limited                      1,097
     305,000  Iscor Limited                                           684
     614,300  Ixchange Technology
                 Holdings Limited(1)                                1,192
     578,200  Profurn Limited                                         316
   1,538,500  Softline Limited(1)                                   1,526
                                                        ------------------------
                                                                          12,753
                                                        ------------------------

SOUTH KOREA -- 7.7%
      56,600  Hite Brewery Co., Ltd.                                1,829
     104,950  Hyundai Electronics Industries Co.(1)                 1,635
      51,960  Insung Information                                      679
      26,920  Korea Telecom Corp.                                   2,002
      13,001  Samsung Electronics                                   3,545
       6,800  SK Telecom Co., Ltd.                                  2,318
                                                        ------------------------
                                                                          12,008
                                                        ------------------------

TAIWAN (REPUBLIC OF CHINA) -- 11.8%
     124,817  Asustek Computer Inc.                                 1,260
   1,075,000  China Development
                 Industrial Bank(1)                                 1,640
   1,606,500  China Steel Corp.(1)                                  1,189
     736,000  Far Eastern Textile Ltd.                              1,194
     247,400  Hon Hai Precision Industry(1)                         2,264
     559,600  President Chain Store Corp.                           2,152
     640,000  Taiwan Semiconductor
                 Manufacturing Co. Ltd.                             3,261
   1,072,200  United Microelectronics Corp.(1)                      3,254
     734,820  Winbond Electronics Corp.(1)                          2,218
                                                        ------------------------
                                                                          18,432
                                                        ------------------------

THAILAND -- 1.2%
     158,000  Advanced Info Service
                 Public Co. Limited(1)                              1,815
                                                        ------------------------

Shares                     ($ in Thousands)                    Value
--------------------------------------------------------------------------------

TURKEY -- 4.3%
  16,078,000  Brisa Bridgestone Sabanci
                 Lastik San. Ve Tic A.S.                       $    1,045
  66,356,100  Dogan Sirketler Grubu Holding A.S.                    1,536
  93,635,779  Trakya Cam Sanayii A.S.                               1,232
 231,097,570  Yapi ve Kredi Bankasi A.S.(1)                         2,853
                                                        ------------------------
                                                                           6,666
                                                        ------------------------

UNITED STATES -- 1.4%
       4,200  Comverse Technology, Inc.(1)                            384
      13,700  Golden Telecom Inc.(1)                                  411
      37,500  UTStarcom Inc.(1)                                     1,441
                                                        ------------------------
                                                                           2,236
                                                        ------------------------

TOTAL COMMON STOCKS,
RIGHTS & WARRANTS                                                 135,157
                                                        ------------------------
   (Cost $121,918)

PREFERRED STOCKS & RIGHTS -- 9.1%

BRAZIL
 293,000,000  Banco Bradesco SA                                     1,986
      60,800  Companhia Vale do Rio Doce Cl A                       1,518
 156,950,000  Companhia de Transmissao
                 de Energia Eletrica Paulista(1)                      629
  44,278,000  Empresa Paulista de Transmissao
                 de Energia SA                                        349
  13,850,000  Petroleo Brasileiro S.A.                              3,231
 124,966,142  Tele Norte Leste Participacoes S.A.                   2,469
     191,368  Tele Norte Leste Participacoes
                 S.A. Rights(1)                                         1
 252,600,000  Telemig Celular Participacoes SA                        735
     442,000  Usinas Siderurgicas de Minas
                 Gerais S.A. Cl A                                   1,941
  47,680,000  Votorantim Celulose e Papel SA                        1,518
                                                        ------------------------

TOTAL PREFERRED STOCKS & RIGHTS                                    14,377
                                                        ------------------------
   (Cost $14,113)

TEMPORARY CASH INVESTMENTS -- 4.7%

 Repurchase Agreement, Merrill Lynch & Co., Inc.,
    (U.S. Treasury obligations), in a joint trading
    account at 6.25%, dated 5/31/00,
    due 6/1/00 (Delivery value $7,301)                              7,300
                                                        ------------------------
   (Cost $7,300)

TOTAL INVESTMENT SECURITIES -- 100.0%                            $156,834
                                                        ========================
   (Cost $143,331)


See Notes to Financial Statements               www.americancentury.com      23


Emerging Markets--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)

MAY 31, 2000 (UNAUDITED)

MARKET SECTOR DIVERSIFICATION
                                                      As a Percentage of Total
                                                           Investment Securities
BASIC MATERIALS                                                  11.4%
COMMERCIAL SERVICES                                               6.5%
CONSUMER SERVICES                                                 2.4%
CONSUMER (CYCLICAL)                                               8.8%
CONSUMER (NON-CYCLICAL)                                           3.9%
ENERGY                                                            5.9%
FINANCIAL                                                        13.4%
HEALTH CARE                                                       0.9%
INDUSTRIALS                                                       3.1%
TEMPORARY CASH INVESTMENTS                                        4.7%
TECHNOLOGY                                                       21.3%
TELECOMMUNICATIONS                                               15.8%
UTILITY                                                           1.9%

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt
GDR = Global Depositary Receipt
(1) Non-income producing.
(2) Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at May 31, 2000, was $3,448 which represented 2.2% of net assets.


24        1-800-345-2021                      See Notes to Financial Statements


Global Growth--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF MAY 31, 2000

                                 INVESTOR CLASS                  ADVISOR CLASS
                               (INCEPTION 12/1/98)             (INCEPTION 2/5/99)

                              GLOBAL           MSCI           GLOBAL         MSCI
                              GROWTH        WORLD FREE        GROWTH      WORLD FREE

6 MONTHS(1)                   15.16%           1.90%          15.16%          1.90%
1 YEAR                        61.77%          13.56%          61.37%         13.56%
===========================================================================================
AVERAGE ANNUAL RETURNS
LIFE OF FUND                  54.59%          15.06%          50.71%         11.19%(2)

(1)  Returns for periods less than one year are not annualized.

(2) Since 1/31/99, the date nearest the class's inception for which data are available.

See pages 53-56 for information about share classes, the MSCI World Free Index, and returns.

GROWTH OF $10,000 OVER LIFE OF FUND

$10,000 investment made 12/1/98

Value on 5/31/00
Global Growth             $19,186
MSCI World Free Index     $12,342

[data for mountain chart below]

               Global Growth       MSCI World Free Index
Date              Value                    Value
12/1/1998        $10,000                  $10,000
12/31/1998        $10,860                 $10,487
1/31/1999        $11,540                  $10,714
2/28/1999        $11,120                  $10,427
3/31/1999        $11,720                  $10,858
4/30/1999        $12,140                  $11,286
5/31/1999        $11,859                  $10,868
6/30/1999        $12,679                  $11,371
7/31/1999        $12,959                  $11,336
8/31/1999        $13,019                  $11,313
9/30/1999        $13,299                  $11,201
10/31/1999       $14,319                  $11,782
11/30/1999       $16,658                  $12,111
12/31/1999       $20,206                  $13,090
1/31/2000        $19,505                  $12,339
2/29/2000        $22,925                  $12,371
3/31/2000        $22,484                  $13,224
4/30/2000        $20,180                  $12,664
5/31/2000        $19,186                  $12,342

The graph at left shows the growth of a $10,000 investment over the life of the fund, while the graph below shows the fund's year-by-year performance. The MSCI World Free Index is provided for comparison in each graph. Global Growth's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the MSCI World Free Index do not. The graphs are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see the Total Returns table above). Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

ONE-YEAR RETURNS OVER LIFE OF FUND (PERIODS ENDED MAY 31)

[data for bar chart below]

                   Global Growth        MSCI World Free Index
Date                  Return                    Return
5/31/1999*            18.60%                     8.68%
5/31/2000             61.77%                    13.56%

* From 12/1/98 to 5/31/99.


                                                www.americancentury.com      25


Global Growth--Q&A
--------------------------------------------------------------------------------

[photo of Bradley Amoils and Henrik Strabo]

     An interview with Bradley Amoils and Henrik Strabo, portfolio managers on the Global Growth team.

HOW DID GLOBAL GROWTH PERFORM DURING THE SIX MONTHS ENDED MAY 31, 2000?

     Global Growth performed well during this short but volatile time frame, especially compared with its benchmark and peer group. The fund gained 15.16%, far outdistancing the 1.90% return of its benchmark, the Morgan Stanley Capital International World Free Index.*

     Similarly, the fund significantly outperformed most other global funds. The 264 global funds tracked by Lipper during the period posted an average return of just 5.61%.

     Global Growth looks even more impressive from a longer-term perspective. For the year ended May 31, 2000, the fund returned 61.77%, compared with just 13.56% for the index and a 23.29% average for 258 global funds tracked by Lipper during this period.

BEFORE REVIEWING YOUR INVESTMENTS, COULD YOU OUTLINE THE KEYS TO YOUR INVESTMENT APPROACH?

     We are growth investors. We focus on owning successful companies experiencing strong growth that appears to be sustainable. To find these growing businesses, we do a tremendous amount of fundamental analysis, much of it involving face-to-face meetings with leaders of companies that appear to have the growth characteristics we demand. In 1999, our international team, which speaks a total of 13 languages, visited more than 1,400 companies.

     Importantly, we follow a "bottom-up" investment process, investing in individual companies that meet our strict requirements, as opposed to targeting sectors, industries, or even specific regions. We believe this approach enables us to own the best possible set of companies at any given time.

TURNING TO YOUR PORTFOLIO, WHAT WERE SOME OF GLOBAL GROWTH'S MOST SUCCESSFUL INVESTMENTS DURING THE PERIOD?

     Nortel Networks Corporation (up 46%) was one of our top contributors. The Canadian company is a leading provider of fiber-optic technology for the high-speed communications networks that businesses and consumers rely on to use the Internet. In fact, the company estimates that its products carry more than 75% of North American Internet traffic. Nortel's earnings continue to be driven by the rapid expansion of electronic commerce, which is requiring ever-greater communications capacity on the Internet.

     Television Francais (up 91%) was another strong performer. The company manages TF1, one of the most-watched television stations in France, and produces news, drama, documentaries, sports, and children's programs. It also publishes and distributes videocassettes, publishes and records music on tapes and CDs, and operates a home shopping program. Television Francais recently joined France's benchmark CAC index, gaining the attention of index-tracking funds. It also benefited from

* All fund returns referenced in this interview are for Investor Class shares.

[left margin]

"GLOBAL GROWTH LOOKS EVEN MORE IMPRESSIVE FROM A LONGER-TERM PERSPECTIVE. FOR THE YEAR ENDED MAY 31, 2000, THE FUND RETURNED 61.77%, COMPARED WITH JUST 13.56% FOR THE INDEX AND A 23.29% AVERAGE FOR 258 GLOBAL FUNDS TRACKED BY LIPPER DURING THIS PERIOD."

PORTFOLIO AT A GLANCE
                                  5/31/00           11/30/99
NO. OF COMPANIES                    159               182
MEDIAN MARKET                      $19.9             $18.3
   CAPITALIZATION                 BILLION           BILLION
PORTFOLIO TURNOVER                 62%(1)            133%(2)
EXPENSE RATIO (FOR
   INVESTOR CLASS)               1.30%(3)           1.30%

(1)    Six months ended 5/31/00.

(2)    Year ended 11/30/99.

(3)    Annualized.

Investment terms are defined in the Glossary on pages 56-57.


26      1-800-345-2021


Global Growth--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

spending on TV advertising, which reached record levels in France during the spring.

     Sonera Group Oyj (up more than 30%) is also a noteworthy holding. Finland's biggest phone company, Sonera offers an array of fixed line and mobile voice, video, and data services. Two out of three Finns own a cell phone, so it is not surprising that Sonera was the first operator in the world to offer wireless Internet service, making it possible for people to send and receive e-mails and surf the Internet using their cellular handsets. It is now pioneering the transformation of mobile phones into billing devices, whereby users can make purchases by dialing numbers on their mobile phones (at "smart" vending machines, for example), and pay the charges on their next phone bill.

FINANCIAL SERVICES REPRESENTS YOUR SECOND-LARGEST SECTOR WEIGHTING. WHAT'S DRAWING YOU TO THAT AREA?

     The demand for financial products is rapidly expanding in the United States and abroad. In Europe particularly, citizens are taking a more proactive role in their financial well-being--many for the first time--and are turning to financial services firms for help. We've spread our investments among several U.S. and international financial services companies. Domestically, we own such industry pacesetters as American Express, Citigroup Inc., and Charles Schwab & Co. Inc.

     American Express is one of the leading global financial services companies. The company has about 48 million credit cards in force worldwide, including its new Blue Card, which contains an embedded computer chip. The card facilitates purchases and payments online, a move to capture the business of younger, technology-savvy consumers. It also appeals to those who perceive security on the Internet as a major drawback to online transactions.

     Citigroup is a truly global financial services company. It provides a broad range of financial products and services, the most prominent being consumer banking and credit, and corporate and investment banking, to about 100 million consumers, corporations, and institutions worldwide. The 1998 merger of Citicorp and Travelers Group brought together such brand names as Citibank, Travelers, Salomon Smith Barney, CitiFinancial, and Primerica under Citigroup's trademark.

     Charles Schwab is the biggest discount broker in the United States, and is the epitome of an Internet-savvy company--half of its 7.1 million active accounts are online, and the company's site is consistently rated among the best for online trading. The San Francisco-based Schwab, which gets one of every five trades done by online investors, is also moving toward global wireless delivery of its financial services.

     In Europe, we continue to receive stellar performance from Sweden's Skandia Forsakrings AB, one of our 10 largest positions, which gained 126% during the six-month period. This company provides packaged financial services -- including variable annuities, Web sites, and financial planning software -- for independent financial advisors in 26 countries. In fact, the majority of its profits come from annuity sales in the United States.

[right margin]

TOP TEN HOLDINGS
                               % OF FUND INVESTMENTS
                             AS OF               AS OF
                            5/31/00            11/30/99

VODAFONE
   AIRTOUCH PLC              2.7%                0.3%
GENERAL ELECTRIC
   CO. (U.S.)                2.1%                0.9%
CISCO SYSTEMS INC.           1.7%                1.0%
SKANDIA
   FORSAKRINGS AB            1.6%                0.7%
NOKIA CORP. CL A             1.5%                1.4%
MARSCHOLLEK,
   LAUTENSCHLAEGER
   UND PARTNER AG            1.5%                1.1%
CITIGROUP INC.               1.5%                0.6%
VIVENDI                      1.3%                1.4%
ERICSSON (L.M.)
   TELEPHONE CO.             1.3%                0.3%
ALCATEL ALSTHOM
   COMPAGNIE
   GENERALE                  1.3%                0.7%


TOP FIVE SECTORS
                               % OF FUND INVESTMENTS
                             AS OF               AS OF
                            5/31/00            11/30/99

TECHNOLOGY                   29.4%              23.9%
FINANCIAL                    17.3%               9.9%
TELECOMMUNICATIONS           11.0%              18.9%
CONSUMER SERVICES             8.7%               8.7%
COMMERCIAL SERVICES           7.9%              16.5%


                                               www.americancentury.com      27


Global Growth--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

YOU HAVE MORE THAN A THIRD OF THE FUND IN U.S. COMPANIES. WHAT ARE SOME OF YOUR KEY INVESTMENTS THERE?

     One is a company called Enron Corp. based in Houston. This company is the world's leading trader of gas and electricity. New markets for these commodities have sprung up in the wake of the deregulation of utilities in the United States and abroad over the last several years. The company will soon be trading another commodity--broadband communications capacity. The company also provides energy services--lighting, cooling, and electrical power to corporations and institutions.

     We also own EMC Corporation, a company whose computer hardware helps keep the Internet running. EMC is a leading provider of enterprise storage systems. In effect, its technology ties together all of the computers and working parts in a company's Web site, and stores the huge amounts of information companies need to conduct business on the Internet. EMC's customers include companies like Home Depot in the United States, Bertelsmann of Germany, and Korea Telecom. To put the future demand for data storage in perspective, experts estimate that 96% of the storage servers that will be deployed on the Internet by 2005 have yet to be installed.

WHAT HOLDINGS DID NOT MEET YOUR  EXPECTATIONS?

     The spring meltdown in U.S. technology stocks rippled through the international markets, and our exposure to some of the harder-hit companies detracted from performance. Two former top-10 holdings are particularly notable because they declined while representing a significant percentage of the portfolio. One is Microsoft, and the other is America Online (AOL). Both stocks were down close to 30% for the six months. Microsoft's recent legal woes are well documented. AOL's outlook continues to be exciting, especially its pending merger with media giant Time Warner.

     Of course, not all technology stocks posted negative returns. Despite losing ground during the tech sell-off, top-10 holding Cisco Systems still gained 28%.

WHAT ARE YOUR PLANS FOR GLOBAL GROWTH FOR THE NEXT SIX MONTHS?

     Although interest rate increases in the United States have raised the degree of volatility and uncertainty in many global markets, it is still pretty much business as usual for us. Our primary focus always remains on finding companies, one at a time, that are demonstrating strong growth.

     In times of rising interest rates, companies that miss their earnings estimates tend to be severely punished. That makes our insistence on a company's ability to sustain its growth all the more important. With that in mind, we check our holdings for any signs that their growth might be about to slow. We believe this approach, applied with great discipline, will continue to reward investors over time.

[left margin]

TYPES OF INVESTMENTS IN  THE PORTFOLIO

================================================================================
                                                      AS OF MAY 31, 2000
COMMON STOCKS                                               91.0%
TEMPORARY CASH INVESTMENTS                                   6.9%
PREFERRED STOCKS                                             2.1%

[pie chart]

================================================================================
                                                    AS OF NOVEMBER 30, 1999
COMMON STOCKS                                               93.6%
TEMPORARY CASH INVESTMENTS                                   4.5%
PREFERRED STOCKS                                             1.9%

[pie chart]

INVESTMENTS BY COUNTRY
                                % OF FUND INVESTMENTS
                              AS OF               AS OF
                             5/31/00            11/30/99
UNITED STATES(1)              38.2%               35.9%
U.K.                          11.7%                9.1%
FRANCE                         9.2%                7.9%
SWEDEN                         6.2%                3.1%
JAPAN                          6.1%               15.7%
SWITZERLAND                    4.7%                2.1%
GERMANY                        4.6%                7.7%
OTHER                         19.3%               18.5%

(1) Includes temporary cash investments.


28      1-800-345-2021


Global Growth--Schedule of Investments
--------------------------------------------------------------------------------

MAY 31, 2000 (UNAUDITED)

Shares                     ($ in Thousands)                     Value
--------------------------------------------------------------------------------

COMMON STOCKS -- 91.0%

AUSTRALIA -- 0.8%

      76,200  News Corp. Ltd. (The) ADR                        $    3,472
                                                        ------------------------

CANADA -- 1.4%

      85,500  Nortel Networks Corp.                                 4,644
      31,500  QLT PhotoTherapeutics Inc.(1)                         1,545
                                                        ------------------------
                                                                           6,189
                                                        ------------------------

DENMARK -- 1.8%
      24,500  ISS A/S(1)                                            1,780
      28,374  Novo Nordisk A/S Cl B                                 4,710
      23,200  Tele Danmark A/S                                      1,642
                                                        ------------------------
                                                                           8,132
                                                        ------------------------

FINLAND -- 2.8%
     133,900  Nokia Corp. Cl A ADR                                  6,963
      80,734  Sonera Group Oyj                                      4,100
      37,800  Tieto Corp. Cl B                                      1,481
                                                        ------------------------
                                                                          12,544
                                                        ------------------------

FRANCE -- 9.2%
     103,100  Alcatel Alsthom
                 Compagnie Generale                                 5,718
       9,829  Altran Technologies SA                                2,215
      19,800  Aventis SA                                            1,291
      21,713  Axa                                                   3,208
      16,600  Business Objects S.A. ADR(1)                          1,328
      15,273  GFI Informatique                                      2,464
      89,840  Havas Advertising SA                                  1,979
      11,400  Pinault-Printemps-Redoute SA                          2,459
       2,000  Sagem SA New Shares                                   2,355
      48,400  Societe Generale Cl A                                 2,799
       4,200  Societe Television Francaise 1                        2,710
      41,000  STMicroelectronics N.V.
                 New York Shares                                    2,455
      28,200  Suez Lyonnaise des Eaux                               4,747
      54,345  Vivendi                                               5,845
                                                        ------------------------
                                                                          41,573
                                                        ------------------------

GERMANY -- 3.0%
      23,969  Direkt Anlage Bank AG(1)                                827
      19,743  EM.TV & Merchandising AG                              1,326
      21,407  GfK AG(1)                                               875
      19,738  Heyde AG Beratung Software(1)                         2,972
       5,953  Intershop Communications AG(1)                        2,416
      36,000  Siemens AG                                            5,293
                                                        ------------------------
                                                                          13,709
                                                        ------------------------

HONG KONG -- 1.8%
     516,000  China Telecom (Hong Kong) Ltd.(1)                     3,857
     222,000  Citic Pacific Ltd.                                    1,057
     266,700  Hutchison Whampoa Limited                             3,080
                                                        ------------------------
                                                                           7,994
                                                        ------------------------


Shares                     ($ in Thousands)                    Value
--------------------------------------------------------------------------------

ISRAEL -- 0.9%
      23,000  Check Point Software
                 Technologies Ltd.(1)                          $    4,322
                                                        ------------------------

ITALY -- 3.6%
     281,500  Alleanza Assicurazioni                                3,249
   1,039,946  Banca Intesa S.p.A.                                   4,114
      30,727  Buffetti SpA(1)                                         600
     122,060  Gruppo Editoriale L'Espresso                          1,621
     107,200  Mediolanum SpA                                        1,644
      46,200  Mondadori (Arnoldo) Editore SpA                       1,065
     220,700  Telecom Italia SpA                                    3,055
      18,052  Tiscali SpA(1)                                          900
                                                        ------------------------
                                                                          16,248
                                                        ------------------------

JAPAN -- 6.1%
      50,000  Canon, Inc.                                           2,299
          92  Fuji Television Network, Inc.                         1,398
     196,000  Hitachi Ltd.                                          2,423
      16,000  Hoya Corp.                                            1,482
          28  Japan Telecom Co. Ltd.                                1,228
       2,000  Keyence Corp.                                           598
       8,200  KYOCERA CORP.                                         1,359
     105,000  Nomura Securities Co., Ltd.                           2,404
          78  NTT Mobile Communications
                 Network, Inc.                                      2,010
       7,600  Ryohin Keikaku Co. Limited                            1,105
     109,000  Sharp Corp.                                           1,960
      21,100  Sony Corp.                                            1,907
      14,000  Tokyo Electron Ltd.                                   1,908
     453,000  Toshiba Corp.                                         4,367
      24,000  Toyota Motor Corp.                                    1,088
                                                        ------------------------
                                                                          27,536
                                                        ------------------------

MEXICO -- 0.8%
      19,200  Grupo Televisa S.A. GDR(1)                            1,069
      56,200  Telefonos de Mexico, S.A. Cl L ADR                    2,736
                                                        ------------------------
                                                                           3,805
                                                        ------------------------

NETHERLANDS -- 2.9%
      68,100  Getronics N.V.                                        1,143
      32,162  ING Groep N.V.                                        1,928
      79,600  Phillips Electronics N.V.
                 New York Shares                                    3,517
      23,800  Royal Dutch Petroleum Co.
                 New York Shares                                    1,486
      21,793  United Pan-Europe
                 Communications NV(1)                                 566
      85,600  VNU N.V.                                              4,379
                                                        ------------------------
                                                                          13,019
                                                        ------------------------

PORTUGAL -- 0.3%
      87,501  Telecel-Comunicacaoes
                 Pessoais, SA(1)                                    1,424
                                                        ------------------------

SOUTH KOREA -- 0.6%
      10,620  Samsung Electronics                                   2,896
                                                        ------------------------


See Notes to Financial Statements               www.americancentury.com      29


Global Growth--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)

MAY 31, 2000 (UNAUDITED)

Shares                     ($ in Thousands)                     Value
--------------------------------------------------------------------------------

SPAIN -- 1.1%
      30,642  Sogecable, S.A.(1)                               $    1,138
      53,841  Telefonica Publicidad e
                 Informacion, S.A.                                  1,644
     111,333  Telefonica S.A.(1)                                    2,291
                                                        ------------------------
                                                                           5,073
                                                        ------------------------

SWEDEN -- 6.2%
      93,600  Assa Abloy AB Cl B(1)                                 1,878
      35,200  Atlas Copco AB Cl A                                     758
      26,444  Atlas Copco AB Cl B(1)                                  590
     281,100  Ericsson (L.M.) Telephone Co. ADR                     5,754
      40,200  Hennes & Mauritz AB Cl B                              1,018
      48,373  Modern Times Group
                 MTG AB Cl B(1)                                     2,172
      25,383  NetCom Systems AB Cl B(1)                             1,798
     366,209  Nordic Baltic Holding AB                              2,431
     186,600  Securitas AB Cl B                                     4,361
     287,600  Skandia Forsakrings AB                                7,380
                                                        ------------------------
                                                                          28,140
                                                        ------------------------

SWITZERLAND -- 4.7%
      42,328  ABB Ltd.                                              5,271
       2,633  Adecco SA                                             2,085
      25,800  Credit Suisse Group                                   4,831
       1,049  Julius Baer Holding AG                                3,772
       2,197  Novartis AG                                           3,252
       1,794  Swatch Group AG (The) Cl B                            2,202
                                                        ------------------------
                                                                          21,413
                                                        ------------------------

UNITED KINGDOM -- 11.7%
     254,000  Amvescap Plc                                          3,337
      81,200  Barclays PLC                                          2,115
     165,324  Cable & Wireless plc                                  2,761
      64,000  Capita Group Plc                                      1,433
     995,691  Centrica plc                                          3,609
     158,000  CMG plc                                               2,208
      29,665  COLT Telecom Group plc(1)                             1,048
     117,100  Compass Group PLC                                     1,314
     303,377  Diageo plc                                            2,599
      46,099  Energis plc(1)                                        1,754
     304,100  Hays plc                                              1,708
      63,700  Logica plc                                            1,707
     215,700  Misys plc                                             1,864
      27,419  Oxford GlycoSciences Plc(1)                             600
      58,400  Pearson plc                                           1,764
      86,900  Prudential Corp. PLC                                  1,317
     245,340  Psion plc                                             2,014
     224,793  Saatchi & Saatchi plc                                 1,066
     167,300  SEMA Group plc                                        2,336
     155,600  Shire Pharmaceuticals Group PLC(1)                    2,307
     107,463  TeleWest Communications plc(1)                          438
   2,661,761  Vodafone AirTouch PLC                                12,160
     124,600  WPP Group plc                                         1,517
                                                        ------------------------
                                                                          52,976
                                                        ------------------------

Shares                     ($ in Thousands)                     Value
--------------------------------------------------------------------------------

UNITED STATES -- 31.3%
      42,900  Allergan, Inc.                                   $    2,947
      28,900  Amdocs Ltd.(1)                                        1,790
      51,100  America Online Inc.(1)                                2,708
      70,500  American Express Co.                                  3,794
      59,000  AT&T Wireless Group(1)                                1,685
      38,100  Cardinal Health, Inc.                                 2,472
      36,600  Chase Manhattan Corp.                                 2,734
     136,400  Cisco Systems Inc.(1)                                 7,762
     108,900  Citigroup Inc.                                        6,772
      41,400  Clorox Co. (The)                                      1,640
      23,200  Colgate-Palmolive Co.                                 1,221
      32,600  Comverse Technology, Inc.(1)                          2,980
      16,800  Corning Inc.                                          3,250
      32,700  EMC Corp. (Mass.)(1)                                  3,803
      32,700  Emerson Electric Co.                                  1,929
      54,900  Enron Corp.                                           4,001
      56,200  Gemstar International Group Ltd.(1)                   2,387
      11,500  Genentech, Inc.(1)                                    1,235
     180,400  General Electric Co. (U.S.)                           9,494
      19,900  Hewlett-Packard Co.                                   2,390
      25,500  Home Depot, Inc.                                      1,245
      35,200  Infinity Broadcasting Corp. Cl A(1)                   1,113
      18,400  Intel Corp.                                           2,295
      20,400  International Business
                 Machines Corp.                                     2,189
      12,752  JDS Uniphase Corp.(1)                                 1,122
       9,600  Juniper Networks, Inc.(1)                             1,682
      19,200  KLA-Tencor Corp.(1)                                     951
      38,000  Kohl's Corp.(1)                                       1,966
      37,800  Lucent Technologies Inc.                              2,169
      44,800  McDonald's Corp.                                      1,604
      90,900  Medtronic, Inc.                                       4,693
      14,000  Micromuse Inc.(1)                                     1,393
      81,700  Microsoft Corp.(1)                                    5,109
      18,200  Nextel Communications, Inc.(1)                        1,685
       8,300  ONI Systems Corp.                                       191
      30,600  Oracle Corp.(1)                                       2,197
     125,900  Pfizer, Inc.                                          5,610
      11,900  QUALCOMM Inc.(1)                                        789
      71,500  Qwest Communications
                 International Inc.(1)                              3,025
     107,100  Schwab (Charles) Corp.                                3,079
      24,500  Siebel Systems, Inc.(1)                               2,866
      42,600  Solectron Corp.(1)                                    1,408
      45,900  Sun Microsystems, Inc.(1)                             3,516
      53,000  Tiffany & Co.                                         3,230
      37,800  Time Warner Inc.                                      2,984
     111,400  Tyco International Ltd.                               5,243
      20,400  Univision Communications Inc. Cl A(1)                 2,101


30      1-800-345-2021                      See Notes to Financial Statements


Global Growth--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)

MAY 31, 2000 (UNAUDITED)

Shares/Principal Amount    ($ in Thousands)                     Value
--------------------------------------------------------------------------------

      18,400  VeriSign, Inc.(1)                                  $  2,490
      18,400  Veritas Software Corp.(1)                             2,143
      77,600  Wal-Mart Stores, Inc.                                 4,472
                                                        ------------------------
                                                                         141,554
                                                        ------------------------

TOTAL COMMON STOCKS                                               412,019
                                                        ------------------------
   (Cost $366,450)

PREFERRED STOCKS -- 2.1%

BRAZIL -- 0.5%

   9,660,000  Petroleo Brasileiro S.A.                              2,253
                                                        ------------------------

GERMANY -- 1.6%

      14,294  Marschollek, Lautenschlaeger
                 und Partner AG                                     6,798

      14,000  SAP AG ADR                                              600
                                                        ------------------------
                                                                           7,398
                                                        ------------------------

TOTAL PREFERRED STOCKS                                              9,651
                                                        ------------------------
   (Cost $7,568)

TEMPORARY CASH INVESTMENTS -- 6.9%

      $9,500  FNMA Discount Notes,
                 6.32%, 6/1/00(2)                                   9,500

 Repurchase Agreement, Merrill Lynch & Co., Inc.,
    (U.S. Treasury obligations), in a joint trading
    account at 6.25%, dated 5/31/00,
    due 6/1/00 (Delivery value $21,804)                            21,800
                                                        ------------------------

TOTAL TEMPORARY CASH INVESTMENTS                                   31,300
                                                        ------------------------
   (Cost $31,300)

TOTAL INVESTMENT SECURITIES -- 100.0%                              $452,970
                                                        ========================
   (Cost $405,318)


 FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

                                ($ in Thousands)
   Contracts            Settlement                             Unrealized
     to Sell               Date                Value              Gain
--------------------------------------------------------------------------------
 500,817,000 JPY          6/30/00             $4,667               $56
                                         =======================================

(Value on Settlement Date $4,723)

MARKET SECTOR DIVERSIFICATION
                                                     As a Percentage of Total
                                                           Investment Securities
COMMERCIAL SERVICES                                              7.9%
CONSUMER SERVICES                                                8.7%
CONSUMER (CYCLICAL)                                              5.1%
CONSUMER (NON-CYCLICAL)                                          1.2%
ENERGY                                                           1.7%
FINANCIAL                                                       17.3%
HEALTH CARE                                                      7.1%
INDUSTRIALS                                                      1.9%
TEMPORARY CASH INVESTMENTS                                       6.9%
TECHNOLOGY                                                      29.4%
TELECOMMUNICATIONS                                              11.0%
UTILITY                                                          1.8%

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt
FNMA = Federal National Mortgage Association
GDR = Global Depositary Receipt
JPY = Japanese Yen
(1) Non-income producing.
(2) Rate disclosed is the yield to maturity at purchase.


See Notes to Financial Statements                www.americancentury.com      31


Statements of Assets and Liabilities
--------------------------------------------------------------------------------

This statement breaks down the fund's ASSETS (such as securities, cash, and other receivables) and LIABILITIES (money owed for securities purchased, management fees, and other liabilities) as of the last day of the reporting period. Subtracting the liabilities from the assets results in the fund's NET ASSETS. For each class of shares, the net assets divided by shares outstanding is the share price, or NET ASSET VALUE PER SHARE. This statement also breaks down the fund's net assets into capital (shareholder investments) and performance (investment income and gains/losses).

                                                     INTERNATIONAL     INTERNATIONAL        EMERGING           GLOBAL
                                                        GROWTH           DISCOVERY          MARKETS            GROWTH
MAY 31, 2000 (UNAUDITED)

ASSETS                                                            (In Thousands Except Per-Share Amounts)
Investment securities, at value (identified cost
  of $4,204,752, $1,602,199, $143,331
  and $405,318, respectively) (Note 3) ..............  $5,302,940        $2,266,042          $156,834         $452,970

Cash ................................................      13,864            16,706                34            7,019

Foreign currency holdings, at value (identified
  cost $12,867, $12,429, $2,593 and
  $643, respectively) ...............................      12,867            12,602             2,583              643

Receivable for investments sold .....................          18             8,305             2,592              262

Receivable for forward foreign currency contracts ...       1,285               195                --               56

Receivable for capital shares sold ..................      12,447                --                --               --

Dividends and interest receivable ...................       9,073             1,860               359              500
                                                  ----------------  ----------------  ----------------  ---------------
                                                        5,352,494         2,305,710           162,402          461,450
                                                  ----------------  ----------------  ----------------  ---------------

LIABILITIES

Payable for investments purchased ...................     201,045            41,700             3,845           10,962

Accrued management fees (Note 2) ....................       5,065             2,622               264              489

Distribution fees payable (Note 2) ..................          27                --                --               --

Service fees payable (Note 2) .......................          27                --                --               --

Payable for directors' fees and expenses ............           3                 1                --               --

Accrued expenses and other liabilities ..............           2             3,612                --                7
                                                  ----------------  ----------------  ----------------  ---------------
                                                          206,169            47,935             4,109           11,458
                                                  ----------------  ----------------  ----------------  ---------------
NET ASSETS ..........................................  $5,146,325        $2,257,775          $158,293         $449,992
                                                  ================  ================  ================  ===============

NET ASSETS CONSIST OF:

Capital (par value and paid-in surplus) .............  $3,400,484        $1,434,886          $131,268         $369,797

Accumulated net investment loss .....................      (2,942)          (12,451)             (838)            (611)

Accumulated undistributed net realized gain on
  investment and foreign currency transactions ......     651,850           171,258            14,374           33,182

Net unrealized appreciation on investments and
  translation of assets and liabilities
  in foreign currencies (Note 3) ....................   1,096,933           664,082            13,489           47,624
                                                  ----------------  ----------------  ----------------  ---------------
                                                       $5,146,325        $2,257,775          $158,293         $449,992
                                                  ================  ================  ================  ===============

INVESTOR CLASS, $0.01 PAR VALUE
  ($ AND SHARES IN FULL)

Net assets ....................................... $4,676,881,614    $1,959,554,783      $126,300,369     $449,692,544

Shares outstanding .................................  341,550,542       118,437,660        20,179,523       48,693,675

Net asset value per share ..........................       $13.69            $16.55             $6.26            $9.24

ADVISOR CLASS, $0.01 PAR VALUE
  ($ AND SHARES IN FULL)

Net assets .........................................$134,016,825          $564,964          $349,432           $299,165

Shares outstanding .................................   9,807,765            34,210            56,042             32,417

Net asset value per share ..........................      $13.66            $16.51             $6.24              $9.23

INSTITUTIONAL CLASS, $0.01 PAR VALUE
  ($ AND SHARES IN FULL)

Net assets .........................................$335,426,482      $297,655,089       $31,643,373                 NA

Shares outstanding .................................  24,457,264        17,953,838         5,044,710                 NA

Net asset value per share ..........................      $13.71            $16.58             $6.27                 NA


32        1-800-345-2021                    See Notes to Financial Statements


Statements of Operations
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed during the reporting period as a result of the fund's operations. In other words, it shows how much money the fund made or lost as a result of dividend and interest income, fees and expenses, and investment gains or losses.

FOR THE SIX MONTHS ENDED MAY 31, 2000 (UNAUDITED)

                                                  INTERNATIONAL    INTERNATIONAL      EMERGING         GLOBAL
                                                      GROWTH         DISCOVERY        MARKETS          GROWTH

INVESTMENT LOSS                                                            (In Thousands)

INCOME:
Dividends (net of foreign taxes withheld of
  $2,808, $547, $63 and $159, respectively) ......    $ 19,136        $  3,446         $   742          $ 1,291

Interest .........................................       8,332           4,377             170              757
                                                  --------------   --------------   -------------   --------------
                                                        27,468           7,823             912            2,048
                                                  --------------   --------------   -------------   --------------

EXPENSES (Note 2):

Management fees ..................................      30,078          16,242           1,629            2,655

Distribution fees -- Advisor Class ...............         133               1              --               --

Service fees -- Advisor Class ....................         133               1              --               --

Directors' fees and expenses .....................          14               5               1                1
                                                  --------------   --------------   -------------   --------------
                                                        30,358          16,249           1,630            2,656
                                                  --------------   --------------   -------------   --------------


NET INVESTMENT LOSS ..............................      (2,890)         (8,426)           (718)            (608)
                                                  --------------   --------------   -------------   --------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY (NOTE 3)

NET REALIZED GAIN (LOSS) ON:

Investments (net of foreign taxes withheld of
  $0, $414, $120 and $0, respectively) ...........     695,835         193,006          16,995           35,980

Foreign currency transactions ....................     (23,396)        (16,919)         (1,408)          (2,373)
                                                  --------------   --------------   -------------   --------------
                                                       672,439         176,087          15,587           33,607
                                                  --------------   --------------   -------------   --------------


CHANGE IN NET UNREALIZED APPRECIATION ON:

Investments (net of foreign taxes accrued
  of $0, $393, $0 and $0, respectively) ..........    (170,973)         54,499          (9,649)          (5,431)

Translation of assets and liabilities
  in foreign currencies ..........................    (117,151)        (46,368)         (2,046)          (7,805)
                                                  --------------   --------------   -------------   --------------
                                                      (288,124)          8,131         (11,695)         (13,236)
                                                  --------------   --------------   -------------   --------------

NET REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS AND FOREIGN CURRENCY ...............     384,315         184,218           3,892           20,371
                                                  --------------   --------------   -------------   --------------

NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS ......................    $381,425        $175,792          $3,174          $19,763
                                                  ==============   ==============   =============   ==============


See Notes to Financial Statements              www.americancentury.com       33


Statements of Changes in Net Assets
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of operations (as detailed on the previous page for the most recent period), income and capital gain distributions, and shareholder investments and redemptions.

FOR THE SIX MONTHS ENDED MAY 31, 2000 (UNAUDITED) AND YEAR ENDED
NOVEMBER 30, 1999

                                                     INTERNATIONAL GROWTH           INTERNATIONAL DISCOVERY
Increase in Net Assets                               2000            1999            2000               1999

OPERATIONS                                                              (In Thousands)

Net investment loss .........................  $    (2,890)       $   (1,810)      $   (8,426)      $    (6,609)

Net realized gain on investments and
  foreign currency transactions .............      672,439           245,120          176,087           107,033

Change in net unrealized appreciation
  on investments and translation of assets
  and liabilities in foreign currencies .....     (288,124)          927,334            8,131           480,104
                                             ----------------   ---------------   --------------   ---------------
Net increase in net assets
  resulting from operations .................      381,425         1,170,644          175,792           580,528
                                             ----------------   ---------------   --------------   ---------------

DISTRIBUTIONS TO SHAREHOLDERS

From net investment income:
  Investor Class ............................       (1,386)           (4,441)              --                --
  Advisor Class .............................           --               (12)              --                --
  Institutional Class .......................         (348)              (58)              --                --

From net realized gains on investment transactions:
  Investor Class ............................     (206,126)          (38,836)         (84,602)           (2,871)
  Advisor Class .............................       (3,481)             (346)              (5)               --
  Institutional Class .......................       (7,788)             (225)         (11,177)             (229)
                                             ----------------   ---------------   --------------   ---------------
Decrease in net assets
from distributions ..........................     (219,129)          (43,918)         (95,784)           (3,100)
                                             ----------------   ---------------   --------------   ---------------

CAPITAL SHARE TRANSACTIONS (NOTE 4)

Net increase in net assets from
  capital share transactions ................    1,088,778           285,166          586,865           170,993
                                             ----------------   ---------------   --------------   ---------------

NET INCREASE IN NET ASSETS ..................    1,251,074         1,411,892          666,873           748,421

NET ASSETS

Beginning of period .........................    3,895,251         2,483,359        1,590,902           842,481
                                             ----------------   ---------------   --------------   ---------------
End of period ...............................   $5,146,325        $3,895,251       $2,257,775        $1,590,902
                                             ================   ===============   ==============   ===============
Accumulated undistributed
  net investment income (loss) ..............      $(2,942)       $1,682,440         $(12,451)               $1
                                             ================   ===============   ==============   ===============


34      1-800-345-2021                       See Notes to Financial Statements


Statements of Changes in Net Assets
--------------------------------------------------------------------------------
                                                                    (Continued)

FOR THE SIX MONTHS ENDED MAY 31, 2000 (UNAUDITED) AND YEAR ENDED
NOVEMBER 30, 1999

                                                       EMERGING MARKETS                  GLOBAL GROWTH
Increase in Net Assets                               2000            1999            2000             1999

OPERATIONS                                                              (In Thousands)

Net investment loss ........................... $     (718)         $   (151)       $   (608)         $   (251)

Net realized gain on investments and
  foreign currency transactions ...............     15,587             5,443          33,607            11,818

Change in net unrealized appreciation
  on investments and translation of assets
  and liabilities in foreign currencies .......    (11,695)           22,611         (13,236)           60,860
                                             ----------------   ---------------   --------------   ---------------

Net increase in net assets
  resulting from operations ...................      3,174            27,903          19,763             72,427
                                             ----------------   ---------------   --------------   ---------------

DISTRIBUTIONS TO SHAREHOLDERS

From net investment income:
  Investor Class ..............................         --                --              --                 --
  Advisor Class ...............................         --                --              --                 --
  Institutional Class .........................         --                --              --                 --

From net realized gains on investment transactions:
  Investor Class ..............................         --                --         (11,989)                --
  Advisor Class ...............................         --                --              (6)                --
  Institutional Class .........................         --                --              --                 --
                                             ----------------   ---------------   --------------   ---------------
Decrease in net assets from distributions .....         --                --         (11,995)                --
                                             ----------------   ---------------   --------------   ---------------

CAPITAL SHARE TRANSACTIONS (NOTE 4)

Net increase in net assets from
  capital share transactions ..................     56,110            49,982         208,289            161,508
                                             ----------------   ---------------   --------------   ---------------
NET INCREASE IN NET ASSETS ....................     59,284            77,885         216,057            233,935

NET ASSETS

Beginning of period ...........................     99,009            21,124         233,935                 --
                                             ----------------   ---------------   --------------   ---------------

End of period .................................   $158,293           $99,009        $449,992           $233,935
                                             ================   ===============   ==============   ===============
Accumulated undistributed
  net investment income (loss) ................      $(838)               --           $(611)               $(3)
                                             ================   ===============   ==============   ===============


See Notes to Financial Statements            www.americancentury.com        35


Notes to Financial Statements
--------------------------------------------------------------------------------

MAY 31, 2000 (UNAUDITED)

--------------------------------------------------------------------------------
1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION -- American Century World Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. International Growth Fund (International Growth), International Discovery Fund (International Discovery), Emerging Markets Fund (Emerging Markets) and Global Growth Fund (Global Growth) (the funds) are the funds currently issued by the corporation. The funds are diversified under the 1940 Act. The funds' investment objective is to seek capital growth by investing primarily in equity securities. International Growth seeks to achieve its investment objective by investing in securities of issuers in developed markets. International Discovery seeks to achieve its investment objective by investing in issuers having comparatively smaller market capitalizations. Emerging Markets seeks to achieve its investment objective by investing in issuers in emerging market countries. Global Growth seeks to achieve its investment objective by investing in U.S. and foreign equity securities of issuers in developed countries. The following significant accounting policies are in accordance with generally accepted accounting principles; these policies may require the use of estimates by fund management.

    MULTIPLE CLASS -- Each fund is authorized to issue three classes of shares: the Investor Class, the Advisor Class and the Institutional Class. The three classes of shares differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of each fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Sale of the Institutional Class for Global Growth had not commenced as of May 31, 2000.

    SECURITY VALUATIONS -- Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

    SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    Certain countries impose taxes on realized gains on the sale of their securities. The funds record the foreign tax expense, if any, on an accrual basis. The realized and unrealized tax provision reduces the net realized gain
(loss) on investments and net unrealized appreciation (depreciation) on investments, respectively.

    INVESTMENT INCOME -- Dividend income less foreign taxes withheld (if any) is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

    FOREIGN CURRENCY TRANSACTIONS -- All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

    Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on foreign currency transactions and unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively.

    FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The funds may enter into forward foreign currency exchange contracts to facilitate transactions of securities denominated in a foreign currency or to hedge the fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the funds and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. The funds bear the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses may arise if the counterparties do not perform under the contract terms.

    REPURCHASE AGREEMENTS -- The funds may enter into repurchase agreements with institutions that the funds' investment manager, American Century Investment Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The funds require that the collateral, represented by securities, purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the funds to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is greater than amounts owed to the funds under each repurchase agreement.

    JOINT TRADING ACCOUNT - Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, each fund along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

    INCOME TAX STATUS -- It is the funds' policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under the provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes.


36      1-800-345-2021


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

MAY 31, 2000 (UNAUDITED)

--------------------------------------------------------------------------------
1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

    DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains are declared and paid annually.

    The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

    At November 30, 1999, Emerging Markets had accumulated net realized capital loss carryovers for federal income tax purposes of $864,075 (expiring in 2005 through 2006) which may be used to offset future taxable gains.

    ADDITIONAL INFORMATION -- Funds Distributor, Inc. (FDI) is a distributor of the corporation. Certain officers of FDI are also officers of the corporation.

--------------------------------------------------------------------------------
2. TRANSACTIONS WITH RELATED PARTIES

    The corporation has entered into a Management Agreement with ACIM, under which ACIM provides each fund with investment advisory and management services in exchange for a single, unified management fee per class. The Agreement provides that all expenses of the funds, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly based on each class's average daily closing net assets during the previous month.

  The annual management fee for each class of International Growth is as follows:

                           INVESTOR CLASS   ADVISOR CLASS   INSTITUTIONAL CLASS
FUND AVERAGE NET ASSETS
--------------------------------------------------------------------------------
First $1 billion               1.50%            1.25%              1.30%
Of the next $1 billion         1.20%            0.95%              1.00%
Over $2 billion                1.10%            0.85%              0.90%

  The annual management fee for each class of International Discovery is as follows:

                           INVESTOR CLASS   ADVISOR CLASS   INSTITUTIONAL CLASS
FUND AVERAGE NET ASSETS
--------------------------------------------------------------------------------
First $500 million             1.75%            1.50%              1.55%
Of the next $500 million       1.40%            1.15%              1.20%
Over $1 billion                1.20%            0.95%              1.00%

  The annual management fee for each class of Emerging Markets is as follows:

                           INVESTOR CLASS   ADVISOR CLASS   INSTITUTIONAL CLASS
FUND AVERAGE NET ASSETS
--------------------------------------------------------------------------------
First $500 million             2.00%            1.75%              1.80%
Of the next $500 million       1.50%            1.25%              1.30%
Over $1 billion                1.25%            1.00%              1.05%


                                           www.americancentury.com          37


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

MAY 31, 2000 (UNAUDITED)

--------------------------------------------------------------------------------
2. TRANSACTIONS WITH RELATED PARTIES (CONTINUED)

  The annual management fee for each class of Global Growth is as follows:

                           INVESTOR CLASS   ADVISOR CLASS   INSTITUTIONAL CLASS
FUND AVERAGE NET ASSETS
--------------------------------------------------------------------------------
First $1 billion               1.30%            1.05%              1.10%
Of the next $1 billion         1.15%            0.90%              0.95%
Over $2 billion                1.05%            0.80%              0.85%

       The Board of Directors has adopted the Advisor Class Master Distribution and Shareholder Services Plan (the plan), pursuant to Rule 12b-1 of the 1940 Act. The plan provides that the funds will pay ACIM an annual distribution fee equal to 0.25% and service fee equal to 0.25%. The fees are computed daily and paid monthly based on the Advisor Class's average daily closing net assets during the previous month. The distribution fee provides compensation for distribution expenses incurred by financial intermediaries in connection with distributing shares of the Advisor Class including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the funds. The service fee provides compensation for shareholder and administrative services rendered by ACIM, its affiliates or independent third party providers. Fees incurred under the plan during the six months ended May 31, 2000, were $265,100, $1,011, $896, and $565 for International Growth, International Discovery, Emerging Markets and Global Growth, respectively.

    Effective March 13, 2000, American Century Investment Services, Inc. (ACIS), became a distributor of the corporation.

    Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the corporation's investment manager, ACIM, and the corporation's transfer agent, American Century Services Corporation.

--------------------------------------------------------------------------------
3. INVESTMENT TRANSACTIONS

  Investment transactions, excluding short-term investments, for the six months ended May 31, 2000, were as follows:

                 INTERNATIONAL       INTERNATIONAL       EMERGING       GLOBAL
                    GROWTH             DISCOVERY         MARKETS        GROWTH
                                             (In Thousands)
Purchases         $3,267,606         $1,466,033          $176,532      $411,288

                                             (In Thousands)
Proceeds
from sales        $2,715,868         $1,116,432          $129,200      $234,898

  On May 31, 2000, the composition of unrealized appreciation and depreciation of investment securities based on the aggregate cost of investments for federal income tax purposes was as follows:

                 INTERNATIONAL       INTERNATIONAL       EMERGING       GLOBAL
                    GROWTH             DISCOVERY         MARKETS        GROWTH

                                             (In Thousands)

Appreciation      $1,208,794           $723,366           $16,193       $56,218
Depreciation        (131,020)           (64,682)           (3,159)      (8,970)
                 --------------   -----------------   -------------   ----------
Net               $1,077,774           $658,684           $13,034       $47,248
                 ==============   =================   =============   ==========
Federal Tax Cost  $4,255,166         $1,607,358          $143,800      $405,722
                 ==============   =================   =============   ==========


38          1-800-345-2021


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

MAY 31, 2000 (UNAUDITED)

--------------------------------------------------------------------------------
4. CAPITAL SHARE TRANSACTIONS

    Transactions in shares of the funds were as follows:

                                               INTERNATIONAL GROWTH           INTERNATIONAL DISCOVERY
                                              SHARES          AMOUNT           SHARES         AMOUNT
INVESTOR CLASS                                                     (In Thousands)
SHARES AUTHORIZED .........................   400,000                           220,000
                                           =============                    =============
SIX MONTHS ENDED APRIL 30, 2000
Sold ......................................   206,227       $3,042,789           56,127      $1,061,047
Issued in reinvestment of distributions ...    13,028          174,814            4,876          79,167
Redeemed ..................................  (162,040)      (2,411,702)         (35,216)       (663,856)
                                           -------------   -------------    -------------   -------------
Net increase ..............................    57,215      $   805,901           25,787     $   476,358
                                           =============   =============    =============   =============

YEAR ENDED NOVEMBER 30, 1999
Sold ......................................   320,765      $3,280,242            37,751        $438,699
Issued in reinvestment of distributions ...     4,146          38,366               292           2,684
Redeemed ..................................  (305,140)     (3,152,773)          (29,960)       (326,356)
                                           -------------   -------------    -------------   -------------
Net increase ..............................    19,771     $   165,835             8,083        $115,027
                                           =============   =============    =============   =============

ADVISOR CLASS                                                      (In Thousands)

SHARES AUTHORIZED .........................    50,000                            10,000
                                           =============                    =============
SIX MONTHS ENDED APRIL 30, 2000
Sold ......................................    12,378        $179,106                30            $576
Issued in reinvestment of distributions ...       240           3,225                --               5
Redeemed ..................................    (7,259)       (107,489)               --              --
                                           -------------   -------------    -------------   -------------
Net increase ..............................     5,359        $ 74,842                30            $581
                                           =============   =============    =============   =============

YEAR ENDED NOVEMBER 30, 1999
Sold ......................................     5,156         $53,457                 9            $104
Issued in reinvestment of distributions ...        38             354                --   --
Redeemed ..................................    (2,817)        (29,358)               (6)            (72)
                                           -------------   -------------    -------------   -------------
Net increase ..............................     2,377         $24,453                 3            $ 32
                                           =============   =============    =============   =============

INSTITUTIONAL CLASS                                                (In Thousands)

SHARES AUTHORIZED .........................    50,000                            25,000
                                           =============                    =============
SIX MONTHS ENDED APRIL 30, 2000
Sold ......................................    18,062        $261,993             9,680        $177,831
Issued in reinvestment of distributions ...      582            7,853               680          11,091
Redeemed ..................................   (4,305)         (61,811)           (4,360)        (78,996)
                                           -------------   -------------    -------------   -------------
Net increase ..............................    14,339        $208,035             6,000        $109,926
                                           =============   =============    =============   =============

YEAR ENDED NOVEMBER 30, 1999
Sold ......................................    12,802        $138,337             9,013         $98,171
Issued in reinvestment of distributions ...        29             268                25             229
Redeemed ..................................   (4,174)         (43,727)           (3,673)        (42,466)
                                           -------------   -------------    -------------   -------------
Net increase ..............................     8,657        $ 94,878             5,365         $55,934
                                           =============   =============    =============   =============


                                               www.americancentury.com        39


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

MAY 31, 2000 (UNAUDITED)

--------------------------------------------------------------------------------
4. CAPITAL SHARE TRANSACTIONS (CONTINUED)

                                                  EMERGING MARKETS                  GLOBAL GROWTH
                                               SHARES          AMOUNT           SHARES         AMOUNT
INVESTOR CLASS                                                     (In Thousands)
SHARES AUTHORIZED .........................    50,000                           220,000
                                           =============                    =============
SIX MONTHS ENDED APRIL 30, 2000
Sold ......................................    21,423        $154,472            35,336        $355,659
Issued in reinvestment of distributions ...        --              --             1,224          11,806
Redeemed ..................................   (15,898)       (113,559)          (15,952)       (159,354)
                                           -------------   -------------    -------------   -------------
Net increase ..............................     5,525        $ 40,913            20,608        $208,111
                                           =============   =============    =============   =============

YEAR ENDED NOVEMBER 30, 1999
Sold ......................................    21,920         $99,527            38,263        $226,492
Issued in reinvestment of distributions ...        --              --                --              --
Redeemed ..................................   (13,316)        (59,675)          (10,178)        (65,071)
                                           -------------   -------------    -------------   -------------
Net increase ..............................     8,604         $39,852            28,085        $161,421
                                           =============   =============    =============   =============

ADVISOR CLASS                                                      (In Thousands)

SHARES AUTHORIZED .........................    12,500                            25,000
                                           =============                    =============
SIX MONTHS ENDED APRIL 30, 2000
Sold ......................................       624          $4,921                19            $174
Issued in reinvestment of distributions ...        --              --                --               4
Redeemed ..................................      (593)         (4,692)               --              --
                                           -------------   -------------    -------------   -------------
Net increase ..............................        31         $   229                19            $178
                                           =============   =============    =============   =============
YEAR ENDED NOVEMBER 30, 1999(1)
Sold ......................................        70            $328                15             $94
Issued in reinvestment of distributions ...        --              --                --              --
Redeemed ..................................       (44)           (204)               (1)             (7)
                                           -------------   -------------    -------------   -------------
Net increase ..............................        26            $124                14             $87
                                           =============   =============    =============   =============

INSTITUTIONAL CLASS                                                (In Thousands)

SHARES AUTHORIZED .........................    12,500                            25,000
                                           =============                    =============
SIX MONTHS ENDED APRIL 30, 2000
Sold ......................................     9,953         $66,695
Issued in reinvestment of distributions ...        --              --
Redeemed ..................................    (7,842)        (51,727)
                                           -------------   -------------
Net increase ..............................     2,111         $14,968
                                           =============   =============

YEAR ENDED NOVEMBER 30, 1999(2)
Sold ......................................     2,934         $10,006
Issued in reinvestment of distributions ...        --              --
Redeemed ..................................        --              --
                                           -------------   -------------
Net increase ..............................     2,934         $10,006
                                           =============   =============

(1) May 12, 1999 (commencement of sale) through November 30, 1999 for Emerging Markets and February 5, 1999 (commencement of sale) through November 30, 1999 for Global Growth.

(2) January 28, 1999 (commencement of sale) through November 30, 1999 for Emerging Markets.


40       1-800-345-2021


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

MAY 31, 2000 (UNAUDITED)

--------------------------------------------------------------------------------
5. BANK LOANS

    The funds, along with certain other funds managed by ACIM, entered into an unsecured $620,000,000 bank line of credit agreement with Chase Manhattan Bank. The funds may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The funds did not borrow from the line during the six months ended May 31, 2000.


                                                www.americancentury.com      41


International Growth--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the share class is not five years old). It also includes several key statistics for each reporting period, including TOTAL RETURN, INCOME RATIO (net income as a percentage of average net assets), EXPENSE RATIO (operating expenses as a percentage of average net assets), and PORTFOLIO TURNOVER (a gauge of the fund's trading activity).

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED NOVEMBER 30 (EXCEPT AS NOTED)

                                                                        Investor Class
                                             2000(1)      1999        1998        1997        1996        1995

PER-SHARE DATA

Net Asset Value, Beginning of Period ......  $13.02       $9.25       $9.22       $8.73       $7.51       $7.47
                                           ---------    ---------   ---------   ---------   ---------   ---------

Income From Investment Operations

  Net Investment Income (Loss) ............ (0.01)(2)   (0.01)(2)    0.03(2)      --(3)     (0.01)(2)     0.01

  Net Realized and Unrealized Gain
  on Investment Transactions ..............   1.41        3.95        1.31        1.41        1.24        0.40
                                           ---------    ---------   ---------   ---------   ---------   ---------

  Total From Investment Operations ........   1.40        3.94        1.34        1.41        1.23        0.41
                                           ---------    ---------   ---------   ---------   ---------   ---------

Distributions

  From Net Investment Income ..............  (0.01)      (0.02)      (0.03)       --(3)      (0.01)         --

  From Net Realized Gains
  on Investment Transactions ..............  (0.72)      (0.15)      (1.28)      (0.92)         --       (0.37)
                                           ---------    ---------   ---------   ---------   ---------   ---------

  Total Distributions .....................  (0.73)      (0.17)      (1.31)      (0.92)      (0.01)      (0.37)
                                           ---------    ---------   ---------   ---------   ---------   ---------

Net Asset Value, End of Period ............  $13.69      $13.02       $9.25       $9.22       $8.73       $7.51
                                           =========    =========   =========   =========   =========   =========

  TOTAL RETURN(4) .........................  10.80%      43.22%      16.74%      18.12%      16.35%       5.93%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets ..................... 1.20%(5)      1.27%       1.33%     1.38%(6)    1.65%(6)      1.77%

Ratio of Net Investment Income (Loss)
to Average Net Assets .....................(0.12)%(5)    (0.06)%      0.33%       0.04%      (0.07)%      0.25%

Portfolio Turnover Rate ...................    57%        117%        190%        163%        158%        169%

Net Assets, End of Period (in millions) ...  $4,677      $3,702      $2,448      $1,729      $1,343      $1,210

(1)  Six months ended May 31, 2000 (unaudited).

(2)  Computed using average shares outstanding throughout the period.

(3)  Per-share amount was less than $0.005.

(4) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(5)  Annualized.

(6) American Century Investment Management, Inc. voluntarily waived a portion of its management fee effective August 1, 1996 through July 30, 1997. In absence of the management fee waiver, the ratio of operating expenses to average net assets would have been 1.56% and 1.76% for the years ended November 30, 1997 and November 30, 1996, respectively.


42       1-800-345-2021                      See Notes to Financial Statements


International Growth--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED NOVEMBER 30 (EXCEPT AS NOTED)

                                                                   Advisor Class
                                            2000(1)       1999        1998        1997       1996(2)

PER-SHARE DATA

Net Asset Value, Beginning of Period ...... $12.99        $9.24       $9.20       $8.72       $8.41
                                           ---------    ---------   ---------   ---------   ---------

Income From Investment Operations

  Net Investment Income (Loss) ............(0.02)(3)    (0.04)(3)    --(3)(4)     (0.03)    (0.01)(3)

  Net Realized and Unrealized
  Gain on Investment Transactions .........   1.38         3.94         1.33       1.43        0.32
                                           ---------    ---------   ---------   ---------   ---------

  Total From Investment Operations ........   1.36         3.90         1.33       1.40        0.31
                                           ---------    ---------   ---------   ---------   ---------

Distributions

  From Net Investment Income ..............  --(4)         --(4)      (0.01)        --          --

  From Net Realized Gains
  on Investment Transactions ..............  (0.69)       (0.15)      (1.28)      (0.92)        --
                                           ---------    ---------   ---------   ---------   ---------

  Total Distributions .....................  (0.69)       (0.15)      (1.29)      (0.92)        --
                                           ---------    ---------   ---------   ---------   ---------

Net Asset Value, End of Period ............ $13.66        $12.99      $9.24       $9.20       $8.72
                                           =========    =========   =========   =========   =========

  TOTAL RETURN(5) .........................  10.56%       42.86%      16.58%     17.97%       3.69%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets ..................... 1.45%(6)       1.52%       1.58%      1.63%     1.67%(6)

Ratio of Net Investment
Income (Loss) to Average Net Assets .......(0.37)%(6)    (0.31)%       0.08%     (0.21)%    (0.76)%(6)

Portfolio Turnover Rate ...................    57%          117%        190%        163%       158%

Net Assets, End of Period
(in thousands) ............................$134,017       $61,317      $21,635     $9,111     $3,803

(1) Six months ended May 31, 2000 (unaudited).

(2) October 2, 1996 (commencement of sale) through November 30, 1996.

(3) Computed using average shares outstanding throughout the period.

(4) Per-share amount was less than $0.005.

(5) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(6) Annualized.


See Notes to Financial Statements            www.americancentury.com        43


International Growth--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED NOVEMBER 30 (EXCEPT AS NOTED)

                                                             Institutional Class
                                                2000(1)       1999          1998         1997(2)

PER-SHARE DATA

Net Asset Value, Beginning of Period ........  $13.05        $9.28          $9.22         $9.26
                                             ----------    ----------    ----------    ----------

Income From Investment Operations

  Net Investment Income (Loss) ..............  0.02(3)       --(3)(4)      0.05(3)        --(4)

  Net Realized and Unrealized Gain
  (Loss) on Investment Transactions .........   1.39          3.96          1.32         (0.04)
                                             ----------    ----------    ----------    ----------

  Total From Investment Operations ..........   1.41          3.96          1.37         (0.04)
                                             ----------    ----------    ----------    ----------

Distributions

  From Net Investment Income ................  (0.03)        (0.04)        (0.03)           --

  From Net Realized Gains
  on Investment Transactions ................  (0.72)        (0.15)        (1.28)           --
                                             ----------    ----------    ----------    ----------

  Total Distributions .......................  (0.75)        (0.19)        (1.31)           --
                                             ----------    ----------    ----------    ----------

Net Asset Value, End of Period ..............  $13.71        $13.05         $9.28         $9.22
                                             ==========    ==========    ==========    ==========

  TOTAL RETURN(5) ........................... 10.92%        43.40%        17.14%        (0.43)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets ....................... 1.00%(6)       1.07%         1.13%        1.18%(6)

Ratio of Net Investment Income
(Loss) to Average Net Assets ................ 0.08%(6)       0.14%         0.53%       (0.53)%(6)

Portfolio Turnover Rate .....................   57%           117%          190%          163%

Net Assets, End of Period
(in thousands) ..............................$335,426      $132,031       $13,562       $18,846

(1) Six months ended May 31, 2000 (unaudited).

(2) November 20, 1997 (commencement of sale) through November 30, 1997.

(3) Computed using average shares outstanding throughout the period.

(4) Per-share amount was less than $0.005.

(5) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(6) Annualized.


44       1-800-345-2021                      See Notes to Financial Statements


International Discovery--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the share class is not five years old). It also includes several key statistics for each reporting period, including TOTAL RETURN, INCOME RATIO (net income as a percentage of average net assets), EXPENSE RATIO (operating expenses as a percentage of average net assets), and PORTFOLIO TURNOVER (a gauge of the fund's trading activity).

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED NOVEMBER 30 (EXCEPT AS NOTED)

                                                                        Investor Class
                                             2000(1)       1999        1998        1997       1996       1995

PER-SHARE

Net Asset Value, Beginning of Period ......  $15.20       $9.24       $8.54       $7.60       $5.70       $5.39
                                           ---------    ---------   ---------   ---------   ---------   ---------

Income From Investment Operations

  Net Investment Income (Loss) ............(0.07)(2)     (0.07)(2)  (0.03)(2)     (0.03)     (0.02)(2)     0.03

  Net Realized and Unrealized Gain
  on Investment Transactions ..............   2.30         6.06        1.22        1.31        1.95        0.28
                                           ---------    ---------   ---------   ---------   ---------   ---------

  Total From Investment Operations ........   2.23         5.99        1.19        1.28        1.93        0.31
                                           ---------    ---------   ---------   ---------   ---------   ---------

Distributions

  From Net Investment Income ..............    --           --       (0.02)       (0.02)      (0.01)        --

  In Excess of Net Investment Income ......    --           --         --           --        (0.02)        --

  From Net Realized Gains
  on Investment Transactions ..............  (0.88)       (0.03)      (0.47)      (0.32)        --          --
                                           ---------    ---------   ---------   ---------   ---------   ---------

  Total Distributions .....................  (0.88)       (0.03)      (0.49)      (0.34)      (0.03)        --
                                           ---------    ---------   ---------   ---------   ---------   ---------

Net Asset Value, End of Period ............ $16.55       $15.20       $9.24       $8.54       $7.60       $5.70
                                           =========    =========   =========   =========   =========   =========

  TOTAL RETURN(3) ......................... 14.82%       65.12%      14.79%      17.76%      34.06%       5.75%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating
Expenses
to Average Net Assets .....................   1.35%(4)     1.55%      1.64%      1.70%(5)    1.88%(5)     2.00%

Ratio of Net Investment Income (Loss)
to Average Net Assets ..................... (0.71)%(4)   (0.65)%    (0.36)%       (0.37)%     (0.31)%     0.27%

Portfolio Turnover Rate ...................     50%        110%       178%          146%        130%       168%

Net Assets, End of Period (in thousands) ..$1,959,555   $1,408,624   $781,551    $626,327    $377,128    $114,579

(1)  Six months ended May 31, 2000 (unaudited).

(2)  Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(4)  Annualized.

(5) American Century Investment Management, Inc. voluntarily waived a portion of its management fee effective August 1, 1996 through July 30, 1997. In absence of the management fee waiver, the ratio of operating expenses to average net assets would have been 1.87% and 1.99% for the years ended November 30, 1997 and November 30, 1996, respectively.


See Notes to Financial Statements              www.americancentury.com      45


International Discovery--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED NOVEMBER 30 (EXCEPT AS NOTED)

                                                                       Advisor Class
                                                           2000(1)          1999           1998(2)

PER-SHARE DATA

Net Asset Value, Beginning of Period ..................    $15.14           $9.22          $10.10
                                                        ------------    ------------    ------------

Income From Investment Operations

  Net Investment Loss(3) ..............................    (0.05)           (0.07)         (0.02)

  Net Realized and Unrealized Gain
  (Loss) on Investment Transactions ...................     2.26             6.02          (0.86)
                                                        ------------    ------------    ------------

  Total From Investment Operations ....................     2.21             5.95          (0.88)
                                                        ------------    ------------    ------------

Distributions

  From Net Realized Gains
  on Investment Transactions ..........................    (0.84)           (0.03)           --
                                                        ------------    ------------    ------------

Net Asset Value, End of Period ........................    $16.51          $15.14           $9.22
                                                        ============    ============    ============

  TOTAL RETURN(4) .....................................    14.73%          64.82%          (8.71)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets .....   1.60%(5)          1.80%           1.89%(5)

Ratio of Net Investment Loss to Average Net Assets ....  (0.96)%(5)       (0.90)%          (0.60)%(5)

Portfolio Turnover Rate ...............................      50%             110%             178%

Net Assets, End of Period (in thousands) ..............     $565           $56,791          $10,708

(1)  Six months ended May 31, 2000 (unaudited).

(2)  April 28, 1998 (commencement of sale) through November 30, 1998.

(3)  Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(5)  Annualized.


46        1-800-345-2021                     See Notes to Financial Statements


International Discovery--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED NOVEMBER 30 (EXCEPT AS NOTED)

                                                                    Institutional Class
                                                            2000(1)        1999           1998(2)

PER-SHARE DATA

Net Asset Value, Beginning of Period ..................    $15.24          $9.25           $8.18
                                                        ------------    ------------    ------------

Income From Investment Operations

  Net Investment Loss(3) ..............................     (0.05)         (0.04)           --(4)

  Net Realized and Unrealized Gain
  on Investment Transactions ..........................     2.30           6.06             1.07
                                                        ------------    ------------    ------------

  Total From Investment Operations ....................     2.25           6.02             1.07
                                                        ------------    ------------    ------------

Distributions

  From Net Realized Gains
  on Investment Transactions ..........................     (0.91)        (0.03)            --
                                                        ------------    ------------    ------------

Net Asset Value, End of Period ........................    $16.58         $15.24           $9.25
                                                        ============    ============    ============

  TOTAL RETURN(5) .....................................    14.96%         65.37%           13.08%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets .................................     1.15%(6)        1.35%          1.44%(6)

Ratio of Net Investment Loss to Average Net Assets ....    (0.51)%(6)      (0.45)%            --(6)

Portfolio Turnover Rate ...............................       50%            110%             178%

Net Assets, End of Period (in thousands) ..............     $297,655      $182,222          $60,918

(1)  Six months ended May 31, 2000 (unaudited).

(2)  January 2, 1998 (commencement of sale) through November 30, 1998.

(3)  Computed using average shares outstanding throughout the period.

(4)  Per-share amount was less than $0.005.

(5) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(6)  Annualized.


See Notes to Financial Statements             www.americancentury.com        47


Emerging Markets--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the share class is not five years old). It also includes several key statistics for each reporting period, including TOTAL RETURN, INCOME RATIO (net income as a percentage of average net assets), EXPENSE RATIO (operating expenses as a percentage of average net assets), and PORTFOLIO TURNOVER (a gauge of the fund's trading activity).

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED NOVEMBER 30 (EXCEPT AS NOTED)

                                                               Investor Class
                                                2000(1)       1999          1998        1997(2)

PER-SHARE DATA

Net Asset Value, Beginning of Period ........   $5.62        $3.49         $4.15         $5.00
                                             ----------    ----------    ----------    ----------

Income From Investment Operations

  Net Investment Loss(3) ....................  (0.03)        (0.01)         --(4)        (0.01)

  Net Realized and Unrealized Gain
  (Loss) on Investment Transactions .........   0.67          2.14         (0.66)        (0.84)
                                             ----------    ----------    ----------    ----------

  Total From Investment Operations ..........   0.64          2.13         (0.66)        (0.85)
                                             ----------    ----------    ----------    ----------

Net Asset Value, End of Period ..............   $6.26         $5.62         $3.49         $4.15
                                             ==========    ==========    ==========    ==========

  TOTAL RETURN(5) ...........................  11.39%        61.03%       (15.90)%      (17.00)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets ....................... 2.00%(6)       2.00%         2.00%       2.00%(6)

Ratio of Net Investment Loss
to Average Net Assets .......................(0.90)%(6)     (0.33)%       (0.03)%     (0.74)%(6)

Portfolio Turnover Rate .....................    85%          168%          270%          36%

Net Assets, End of Period
(in thousands) ..............................$126,300       $82,359       $21,124       $11,830

(1)  Six months ended May 31, 2000 (unaudited).

(2)  September 30, 1997 (inception) through November 30, 1997.

(3)  Computed using average shares outstanding throughout the period.

(4)  Per-share amount was less than $0.005.

(5) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(6)  Annualized.


48       1-800-345-2021                      See Notes to Financial Statements


Emerging Markets--Financial Highlights
--------------------------------------------------------------------------------

                       FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

                                                                      Advisor Class
                                                                   2000(1)       1999(2)

PER-SHARE DATA

Net Asset Value, Beginning of Period .......................... $  5.61        $  4.44
                                                                -------        -------

Income From Investment Operations

  Net Investment Income (Loss)(3) .............................   (0.04)         --(4)

  Net Realized and Unrealized Gain on Investment Transactions..    0.67           1.17
                                                                -------        -------

  Total From Investment Operations ............................    0.63           1.17
                                                                -------        -------

Net Asset Value, End of Period ................................ $  6.24        $  5.61
                                                                =======        =======

  TOTAL RETURN(5) .............................................   11.23%         26.35%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets .............    2.25%(6)       2.25%(6)

Ratio of Net Investment Income (Loss) to Average Net Assets ... (1.15)%(6)        0.02%(6)

Portfolio Turnover Rate .......................................      85%           168%

Net Assets, End of Period (in thousands) ...................... $   349        $   143

(1)  Six months ended May 31, 2000 (unaudited).

(2)  May 12, 1999 (commencement of sale) through November 30, 1999.

(3)  Computed using average shares outstanding throughout the period.

(4)  Per-Share amount was less than $0.005.

(5) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(6)  Annualized.


See Notes to Financial Statements               www.americancentury.com       49


Emerging Markets--Financial Highlights
--------------------------------------------------------------------------------

                       FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

                                                                        Institutional Class
                                                                      2000(1)          1999(2)

PER-SHARE DATA

Net Asset Value, Beginning of Period ...........................   $     5.63        $     3.39
                                                                   ----------        ----------

Income From Investment Operations

  Net Investment Loss(3) .......................................        (0.02)            --(4)

  Net Realized and Unrealized Gain on Investment Transactions ..         0.66              2.24
                                                                   ----------        ----------

  Total From Investment Operations .............................         0.64              2.24
                                                                   ----------        ----------

Net Asset Value, End of Period .................................   $     6.27        $     5.63
                                                                   ==========        ==========

  TOTAL RETURN(5) ..............................................        11.37%            66.08%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets ..............         1.80%(6)          1.80%(6)

Ratio of Net Investment Loss to Average Net Assets .............   (0.70)%(6)        (0.05)%(6)

Portfolio Turnover Rate ........................................           85%              168%

Net Assets, End of Period (in thousands) .......................   $   31,643        $   16,507

(1)  Six months ended May 31, 2000 (unaudited).

(2)  January 28, 1999 (commencement of sale) through November 30, 1999.

(3)  Computed using average shares outstanding throughout the period.

(4)  Per-Share amount was less than $0.005.

(5) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(6)  Annualized.


50       1-800-345-2021                       See Notes to Financial Statements


Global Growth--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the share class is not five years old). It also includes several key statistics for each reporting period, including TOTAL RETURN, INCOME RATIO (net income as a percentage of average net assets), EXPENSE RATIO (operating expenses as a percentage of average net assets), and PORTFOLIO TURNOVER (a gauge of the fund's trading activity).

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED NOVEMBER 30 (EXCEPT AS NOTED)

                                                                      Investor Class
                                                                  2000(1)         1999(2)

PER-SHARE DATA

Net Asset Value, Beginning of Period ..........................    $8.33           $5.00
                                                               ------------    ------------

Income From Investment Operations

  Net Investment Loss(3) ......................................    (0.01)         (0.01)

  Net Realized and Unrealized Gain on Investment Transactions..     1.28           3.34
                                                               ------------    ------------

  Total From Investment Operations ............................      1.27          3.33
                                                               ------------    ------------

Distributions

  From Net Realized Gains on Investment Transactions ..........    (0.36)           --
                                                               ------------    ------------

Net Asset Value, End of Period ................................    $9.24          $8.33
                                                               ============    ============

  TOTAL RETURN(4) .............................................    15.16%        66.60%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets .............    1.30%(5)       1.30%

Ratio of Net Investment Loss to Average Net Assets ............   (0.30)%(5)     (0.20)%

Portfolio Turnover Rate .......................................       62%          133%

Net Assets, End of Period (in thousands) ......................   $449,693      $233,823

(1)  Six months ended May 31, 2000 (unaudited).

(2)  December 1, 1998 (inception) through November 30, 1999.

(3)  Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(5)  Annualized.


See Notes to Financial Statements             www.americancentury.com        51


Global Growth--Financial Highlights
--------------------------------------------------------------------------------

                       FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

                                                                      Advisor Class
                                                                  2000(1)        1999(2)

PER-SHARE DATA

Net Asset Value, Beginning of Period ..........................    $8.31          $5.58
                                                               ------------    ------------

Income From Investment Operations

  Net Investment Loss(3) ......................................   (0.03)          (0.03)

  Net Realized and Unrealized Gain on Investment Transactions..    1.30            2.76
                                                               ------------    ------------

  Total From Investment Operations ............................    1.27            2.73
                                                               ------------    ------------

Distributions

  From Net Realized Gains on Investment Transactions ..........   (0.35)            --
                                                               ------------    ------------

Net Asset Value, End of Period ................................   $9.23           $8.31
                                                               ============    ============

  TOTAL RETURN(4) .............................................   15.16%          48.92%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets .............   1.55%(5)       1.55%(5)

Ratio of Net Investment Loss to Average Net Assets ............  (0.55)%(5)     (0.40)%(5)

Portfolio Turnover Rate .......................................     62%           133%

Net Assets, End of Period (in thousands) ......................    $299           $112

(1)  Six months ended May 31, 2000 (unaudited).

(2)  February 5, 1999 (commencement of sale) through November 30, 1999.

(3)  Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(5)  Annualized.


52        1-800-345-2021                      See Notes to Financial Statements


Share Class and Retirement Account Information
--------------------------------------------------------------------------------

SHARE CLASSES

    Three classes of shares are authorized for sale by the funds: Investor Class, Advisor Class, and Institutional Class.

    INVESTOR CLASS shareholders do not pay any commissions or other fees for purchase of fund shares directly from American Century. Investors who buy Investor Class shares through a broker-dealer may be required to pay the broker-dealer a transaction fee.

    ADVISOR CLASS shares are sold through banks, broker-dealers, insurance companies and financial advisors. Advisor Class shares are subject to a 0.50% Rule 12b-1 service and distribution fee. Half of that fee is available to pay for recordkeeping and administrative services, and half is available to pay for distribution services provided by the financial intermediary through which the Advisor Class shares are purchased. The total expense ratio of the Advisor Class shares is 0.25% higher than the total expense ratio of the Investor Class shares.

    INSTITUTIONAL CLASS shares are available to endowments, foundations, defined benefit pension plans, or financial intermediaries serving these investors. This class recognizes the relatively lower cost of serving institutional customers and others who invest at least $5 million in an American Century fund or at least $10 million in multiple funds. In recognition of the larger investments and account balances and comparatively lower transaction costs, the total expense ratio of the Institutional Class shares is 0.20% less than the total expense ratio of the Investor Class shares.

    All classes of shares represent a pro rata interest in the funds and generally have the same rights and preferences.

RETIREMENT ACCOUNT INFORMATION

    As required by law, any distributions you receive from an IRA and certain 403(b) distributions [not eligible for rollover to an IRA or to another 403(b) account] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid from the date of receipt at American Century. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received a written notice not to withhold federal income tax prior to the withdrawal.

    When you plan to withdraw, you may make your election by completing our Exchange/Redemption form or an IRS Form W-4P. Call American Century for either form. Your written election is valid from the date of receipt at American Century. You may revoke your election at any time by sending a written notice to us.

    Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.


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Background Information
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INVESTMENT PHILOSOPHY AND POLICIES

     American Century offers 14 growth funds including domestic equity, specialty, international, and global. The philosophy behind these growth funds focuses on three important principles. First, the funds seek to own successful companies, which we define as those with growing earnings and revenues. Second, we attempt to keep the funds fully invested, regardless of short-term market activity. Experience has shown that market gains can occur in unpredictable spurts and that missing those opportunities can significantly limit the potential for gain. Third, the funds are managed by teams, rather than by one "star." We believe this allows us to make better, more consistent management decisions.

     In addition to these principles, each fund has its own investment policies.

     INTERNATIONAL GROWTH invests primarily in the equity securities of foreign companies. These companies will be located primarily in developed countries.

     INTERNATIONAL DISCOVERY invests primarily in the equity securities of small- to medium-sized foreign companies. To enable the fund to maintain its emphasis on small- to medium-sized growth companies, the fund closed to new investors on January 28, 2000. We continue to accept investments into existing accounts. The fund may experience greater share price fluctuation and short-term risk than International Growth.

     EMERGING MARKETS invests primarily in the equity securities of companies in emerging market countries. The companies may be located or principally traded in emerging market countries or may derive a significant portion of their business from emerging market countries. This fund may experience greater share price fluctuation and short-term risk than either International Growth or International Discovery.

     GLOBAL GROWTH invests primarily in equity securities of both U.S. and foreign companies. These companies will be located primarily in developed countries.

     International investing involves special risks, including political instability and economic risk. Investing in emerging markets may accentuate these risks. Historically, share prices of small companies have been more volatile than those of large companies.

HOW CURRENCY RETURNS AFFECT  FUND PERFORMANCE

     For U.S. investors, the total return from international stocks includes the effects of currency fluctuations--the movement of international currency values in relation to the value of the U.S. dollar. Currency exchange rates come into play when international stock income, gains, and losses are converted into U.S. dollars.

     Changing currency values may have a significant impact on the total returns of international stock funds. The value of the foreign investments held by international stock funds may be reduced or increased by changes in currency exchange rates. As a result, the value of your investment could change based solely upon changes in the exchange rates between foreign currencies and the U.S. dollar. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated. (The weakened foreign currency buys fewer dollars.) Conversely, the dollar value of a foreign security tends to increase when the value of the dollar falls against the foreign currency. (The stronger

[left margin]

PORTFOLIO MANAGERS

==================================
  International Growth
       HENRIK STRABO
       MARK KOPINSKI
==================================
  International Discovery
       HENRIK STRABO
       MARK KOPINSKI
       BRIAN BRADY
==================================
  Emerging Markets
       MARK KOPINSKI
       MIKE DONNELLY, CFA
==================================
  Global Growth
       HENRIK STRABO
       BRADLEY AMOILS


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Background Information
--------------------------------------------------------------------------------
                                                                    (Continued)

foreign currency buys more dollars.) In addition, the value of fund assets may be affected by losses and other expenses incurred in converting between various currencies in order to purchase and sell foreign securities and by currency restrictions, exchange control regulations, currency devaluations and political developments.

COMPARATIVE INDICES

     The following indices are used in the report to serve as fund performance comparisons. They are not investment products available for purchase.

     MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) has developed several indices that measure the performance of foreign stock markets. The best known is the EUROPE, AUSTRALASIA, FAR EAST INDEX (EAFE(reg.tm)), which is a widely followed group of stocks from 20 countries. Within this index are two narrower indices, MSCI EUROPE and MSCI FAR EAST, which measure stock performance in 14 European countries and four Asian countries, respectively.

     The MSCI EMERGING MARKETS FREE INDEX (EMF(reg.tm)) represents the performance of stocks in 26 emerging market countries in Europe, Latin America, and the Pacific Basin. Within this index is a narrower index, MSCI EMERGING LATIN AMERICA, which measures the performance of stocks in seven Latin American countries.

     The MSCI WORLD FREE INDEX represents the performance of stocks in developed market countries (including the United States) that are available for purchase by global investors.


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Glossary
--------------------------------------------------------------------------------

RETURNS

* TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

* AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the "Financial Highlights" on pages 42-52.

INVESTMENT TERMS

* MEDIAN MARKET CAPITALIZATION-- Market capitalization (market cap) is the total value of a company's stock and is calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median, and half have values that are less. If there is an even number of companies, then the median is the average of the two companies in the middle.

* NUMBER OF COMPANIES-- the number of different companies held by a fund on a given date.

* PORTFOLIO TURNOVER-- the percentage of a fund's investment portfolio that is replaced during a given time period, usually a year. Actively managed portfolios tend to have higher turnover than passively managed portfolios such as index funds.

* PRICE/BOOK RATIO-- a stock value measurement calculated by dividing a company's stock price by its book value per share, with the result expressed as a multiple instead of as a percentage. (Book value per share is calculated by subtracting a company's liabilities from its assets, then dividing that value by the number of outstanding shares.)

* PRICE/EARNINGS (P/E) RATIO-- a stock value measurement calculated by dividing a company's stock price by its earnings per share, with the result expressed as a multiple instead of as a percentage. (Earnings per share is calculated by dividing the after-tax earnings of a corporation by its outstanding shares.)

TYPES OF STOCKS

* BLUE CHIP STOCKS-- stocks of the most established companies in American industry. They are generally large, fairly stable companies that have demonstrated consistent earnings and usually have long-term growth potential. Examples include General Electric and Coca-Cola.

* CYCLICAL STOCKS-- generally considered to be stocks whose price and earnings fluctuations tend to follow the ups and downs of the business cycle. Examples include the stocks of automobile manufacturers, steel producers, and textile operators.

* GROWTH STOCKS-- stocks of companies that have experienced above-average earnings growth and are expected to continue such growth. These stocks often sell at high P/E ratios. Examples can include the stocks of high-tech, health care and consumer staple companies.

* LARGE-CAPITALIZATION ("LARGE-CAP") STOCKS-- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of more than $9.2 billion. This is Lipper's market capitalization breakpoint as of May 31, 2000, although it may be subject to change based on market fluctuations. The Dow Jones Industrial Average and the S& P 500 Index generally consist of stocks in this range.

* MEDIUM-CAPITALIZATION ("MID-CAP") STOCKS-- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of between $2.2 billion and $9.2 billion. This is Lipper's market capitalization breakpoint as of May 31, 2000, although it may be subject to change based on market fluctuations. The S&P 400 Index and Russell 2500 Index generally consist of stocks in this range.


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Glossary
--------------------------------------------------------------------------------
                                                                    (Continued)

* SMALL-CAPITALIZATION ("SMALL-CAP") STOCKS-- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of less than $2.2 billion. This is Lipper's market capitalization breakpoint as of May 31, 2000, although it may be subject to change based on market fluctuations. The S&P 600 Index and the Russell 2000 Index generally consist of stocks in this range.

* VALUE STOCKS-- generally considered to be stocks that are purchased because they are relatively inexpensive. These stocks are typically characterized by low P/E ratios.

FUND CLASSIFICATIONS

    Please be aware that the fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies, and risk potential are consistent with your needs.

INVESTMENT OBJECTIVE

    The investment objective may be based on the fund's objective, as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

* CAPITAL PRESERVATION -- offers taxable and tax-free money market funds for relative stability of principal and liquidity.

* INCOME -- offers funds that can provide current income and competitive yields, as well as a strong and stable foundation and generally lower volatility levels than stock funds.

* GROWTH & INCOME -- offers funds that emphasize both growth and income provided by either dividend-paying equities or a combination of equity and fixed-income securities.

* GROWTH -- offers funds with a focus on capital appreciation and long-term growth, generally providing high return potential with correspondingly high price-fluctuation risk.

RISK

    The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.

* CONSERVATIVE -- these funds generally provide lower return potential with either low or minimal price-fluctuation risk.

* MODERATE -- these funds generally provide moderate return potential with moderate price- fluctuation risk.

* AGGRESSIVE -- these funds generally provide high return potential with correspondingly high price-fluctuation risk.


                                                www.americancentury.com      57


Notes
--------------------------------------------------------------------------------


58      1-800-345-2021


Notes
--------------------------------------------------------------------------------


                                                www.americancentury.com      59


Notes
--------------------------------------------------------------------------------


60      1-800-345-2021


[inside back cover]

===============================================================================
INVESTMENT OBJECTIVE - CAPITAL PRESERVATION
===============================================================================

                             RISK LEVEL - CONSERVATIVE

TAXABLE MONEY MARKETS           TAX-FREE MONEY MARKETS

Premium Capital Reserve         FL Municipal Money Market
Prime Money Market              CA Municipal Money Market
Premium Government Reserve      CA Tax-Free Money Market
Government Agency               Tax-Free Money Market
   Money Market
Capital Preservation

===============================================================================
INVESTMENT OBJECTIVE - INCOME
===============================================================================

                             RISK LEVEL - AGGRESSIVE

TAXABLE BONDS                   TAX-FREE BONDS

Target 2025*                    CA High-Yield Municipal
Target 2020*                    High-Yield Municipal
Target 2015*
Target 2010*
High-Yield
International Bond

                             RISK LEVEL - MODERATE

TAXABLE BONDS                   TAX-FREE BONDS

Long-Term Treasury              CA Long-Term Tax-Free
Target 2005*                    Long-Term Tax-Free
Bond                            CA Insured Tax-Free
Premium Bond

                             RISK LEVEL - CONSERVATIVE

TAXABLE BONDS                   TAX-FREE BONDS

Intermediate-Term Bond          CA Intermediate-Term Tax-Free
Intermediate-Term Treasury      AZ Intermediate-Term Municipal
GNMA                            FL Intermediate-Term Municipal
Inflation-Adjusted Treasury     Intermediate-Term Tax-Free
Limited-Term Bond               CA Limited-Term Tax-Free
Target 2000*                    Limited-Term Tax-Free
Short-Term Government
Short-Term Treasury

===============================================================================
INVESTMENT OBJECTIVE - GROWTH AND INCOME
===============================================================================

                             RISK LEVEL - AGGRESSIVE

                                DOMESTIC EQUITY

                                Small Cap Quantitative
                                Small Cap Value

                             RISK LEVEL - MODERATE

ASSET ALLOCATION/BALANCED       DOMESTIC EQUITY        SPECIALTY

Strategic Allocation:           Equity Growth          Utilities
   Aggressive                   Equity Index           Real Estate
Balanced                        Large Cap Value
Strategic Allocation:           Tax-Managed Value
   Moderate                     Income & Growth
Strategic Allocation:           Value
   Conservative                 Equity Income

===============================================================================
INVESTMENT OBJECTIVE - GROWTH
===============================================================================

                             RISK LEVEL - AGGRESSIVE

DOMESTIC EQUITY                 SPECIALTY              INTERNATIONAL

Veedot(reg.sm)                  Global Gold            Emerging Markets
New Opportunities                                      International Discovery
Giftrust(reg.tm)                                       International Growth
Vista                                                  Global Growth
Heritage
Growth
Ultra(reg.tm)
Select

                             RISK LEVEL - MODERATE

                                    SPECIALTY
                                Global Natural Resources

The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds. Please be aware that a fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs. For a definition of fund categories, see the Glossary.

*While listed within the Income investment objective, the Target funds do not pay current dividend income. Income dividends are distributed once a year in December. The Target funds are listed in all three risk categories due to the dramatic price volatility investors may experience during certain market conditions. If held to their target dates, however, they can offer a conservative, dependable way to invest for a specific time horizon.

Please call 1-800-345-2021 for a prospectus or profile on any American Century fund. These documents contain important information including charges and expenses, and you should read them carefully before you invest or send money.


{back cover]

Who we are

American Century offers investors more than 70 mutual funds that span the investment spectrum. We currently manage $100 billion for roughly 2 million individuals, institutions and corporations, with a range of services designed to make investing easy and convenient.

For four decades, American Century has been a leader in performance, service and innovation. From pioneering the use of computer technology in investing to allowing investors to conduct transactions and receive financial advice over the Internet, we have remained committed to building long-term relationships and to helping investors achieve their dreams.

In a very real sense, investors put their future in our hands. With so much at stake, our work continues to be guided by one central belief, shared by every person at American Century: WE SUCCEED ONLY IF OUR INVESTORS SUCCEED.

[left margin]

[american century logo (reg.sm)]
American
Century

P.O. BOX 419200
KANSAS CITY, MISSOURI 64141-6200

WWW.AMERICANCENTURY.COM

INVESTOR RELATIONS
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE
1-800-345-8765

FAX: 816-340-7962

TELECOMMUNICATIONS DEVICE FOR THE DEAF
1-800-634-4113 OR 816-444-3485

BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED
RETIREMENT PLANS
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL ADVISORS, INSURANCE COMPANIES
1-800-345-6488

AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.

INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

--------------------------------------------------------------------------------
American Century Investments                                      PRSRT STD
P.O. Box 419200                                               U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                    AMERICAN CENTURY
www.americancentury.com                                           COMPANIES

0007                              American Century Investment Services, Inc.
SH-SAN-20950                      (c)2000 American Century Services Corporation